                                                              EXHIBIT 1


                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
                       PLATINUM UNDERWRITERS FINANCE, INC.

                                    5,000,000

              [ ]% ADJUSTABLE CONVERSION-RATE EQUITY SECURITY UNITS


                                ----------------

                        FORM OF UNDERWRITING AGREEMENT

                                                              September __, 2002

Goldman, Sachs & Co.
[Co-Representatives]
     As representatives of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:


      Platinum Underwriters Holdings, Ltd., a Bermuda company (the "Company") proposes, subject to the terms and conditions stated herein, to enter into the Purchase Contracts (the "Purchase Contracts") with you on behalf of the Underwriters named in Schedule I hereto (the "Underwriters"). The Purchase Contracts are evidenced by the Unit Certificates and are referred to in the Purchase Contract Agreement, to be dated as , 2002 (the "Purchase Contract Agreement"), between the Company and JPMorgan Chase Bank, as Purchase Contract Agent (the "Purchase Contract Agent"), underlying an aggregate of 5,000,000 -% Adjustable Conversion-rate Equity Security Units with a stated amount of $25 (the "Firm Units"). In connection therewith, the Company and its indirect subsidiary, Platinum Underwriters Finance, Inc., a Delaware corporation ("Platinum Finance"), propose, subject to the terms and conditions stated herein, that Platinum Finance issue and sell to the Underwriters an aggregate of $125,000,000 of -% senior notes (the "Senior Notes"), guaranteed by the Company on a senior, unsecured basis (the "Guarantees"). The Senior Notes and the Guarantees will be issued pursuant to
an Indenture, to be dated as of              , 2002 (the "Base Indenture"),
between the Company, Platinum Finance and JPMorgan Chase Bank, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture, to be
dated as of              , 2002 (the "First Supplemental Indenture and,
together with the Base Indenture, the "Indenture") between the Company, Platinum Finance and the Trustee.

      In connection with the Purchase Contract Agreement, pursuant to the
Pledge Agreement, to be dated as of              , 2002 (the "Pledge
Agreement"), among the Company, the Purchase

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Contract Agent and              , as collateral agent and securities
intermediary (the "Collateral Agent"), the Senior Notes issued hereunder initially will be pledged by the Purchase Contract Agent on behalf of the holders of the Units to secure such holders' obligations to the Company under the Purchase Contracts underlying such Units. The rights to purchase newly issued Common Shares, par value $0.01 per share, of the Company (the "Issuable Common Shares") under a Purchase Contract, together with an ownership interest in a Pledged Note or Pledged Treasury Consideration or a Pledged Treasury Security securing such Purchase Contract, subject to (a) the obligations owed to the Company under such Purchase Contract and (b) the pledge arrangements under the Pledge Agreement securing the foregoing obligations, collectively constitute an Adjustable Conversion-rate Equity Security Unit (a "Unit"). Unless the context otherwise requires, for purposes of this Agreement, the act of entering into a Purchase Contract underlying a Unit and purchasing an ownership interest in a Note underlying a Unit shall be referred to as a "purchase" of such Unit. In addition to the purchase of Firm Units subject to the terms and conditions herein, the Company and Platinum Finance propose to grant the Underwriters an option to purchase up to 750,000 additional Units (the "Optional Units"). The Firm Units and any Optional Units purchased by the Underwriters are herein called the "Units".

         Concurrently with the offering of the Units, the Company is making an
initial public offering of         Common Shares (the "Firm Shares") and, at the
election of the underwriters of such offering (the "Common Shares
Underwriters"), up to an additional         Common Shares (the "Optional Shares"
and, together with the Firm Shares, the "Shares"), by means of a separate prospectus (the "Common Shares Prospectus") and pursuant to a separate underwriting agreement (the "Common Shares Underwriting Agreement").

      On or prior to the First Time of Delivery (as defined in Section 5 hereof) or immediately thereafter, (i) The St. Paul Companies, Inc., a Minnesota corporation ("St. Paul"), and its subsidiaries that are engaged in the
reinsurance business will (A) contribute $     million in cash and (B) retrocede
certain reinsurance agreements, and contribute certain assets specified in
Section 2.01 of the Formation and Separation Agreement (as defined in Schedule II hereof) (such reinsurance agreements and such assets collectively, the "Business"), to the Company and its subsidiaries and (ii) the Company will issue to St. Paul (A) __________ Common Shares at the First Time of Delivery and (B) up to ________ additional Common Shares in the event the Underwriters elect to purchase Optional Shares (the actions described in the foregoing clauses (i) and (ii), the "Transaction"). The Company will conduct the Business through its wholly-owned operating subsidiaries, Platinum Underwriters Reinsurance, Inc., a Maryland corporation that, prior to the First Time of Delivery, is indirectly owned by St. Paul ("Platinum US"), Platinum Re (UK) Limited, a U.K. company ("Platinum UK"), and Platinum Underwriters Bermuda, Ltd., a Bermuda company ("Platinum Bermuda"). The Company will own Platinum US and Platinum UK through its wholly-owned intermediate holding subsidiary, Platinum Regency Holdings, an Ireland company ("Platinum Ireland" and, together with Platinum UK and Platinum Bermuda, the "Non-U.S. Subsidiaries"). Platinum US will be owned directly by Platinum Finance, which is a wholly-owned subsidiary of Platinum Ireland. As used in this Agreement, the "Filed Agreements" shall mean those agreements set forth on Schedule II hereto, each of which has been or will be executed and delivered in connection with the Transaction.

      Capitalized terms used herein without definition shall be used as defined in the Purchase Contract Agreement (as defined herein).

      1. The Company and Platinum Finance, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:


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      (a)   A registration statement on Form S-1 (File No. 333-....) (the
"Initial Registration Statement") in respect of the Units, the Purchase Contracts and the Senior Notes underlying the Units, the Guarantees and the Issuable Common Shares (collectively, the "Securities"), has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective (but excluding Form T-1), each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

      (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission; each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and, in each case, the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or Platinum Finance by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

      (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and, in each case, the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or Platinum Finance by an Underwriter through Goldman, Sachs & Co. expressly for use therein;


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      (d)   None of the Company, any of its subsidiaries or the Business has sustained since December 31, 2001, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or the capital or surplus or long-term debt of the Company, any of its subsidiaries or the Business or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, or of the Business, otherwise than as set forth or contemplated in the Prospectus;

      (e) At the First Time of Delivery, the Company and its subsidiaries will have good title to all personal property described in the Prospectus as being owned by them upon consummation of the Transaction, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and at the First Time of Delivery, any real property and buildings held under lease by the Company and its subsidiaries will be held by them under valid, subsisting and enforceable sub-leases and assignments of leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries. The Company does not own any real property;

      (f) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of Bermuda, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each subsidiary of the Company has been duly incorporated and is validly existing as a corporation or a company in good standing under the laws of its jurisdiction of organization, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business, or will own or lease property or conduct business at the First Time of Delivery, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

      (g) Each of this Agreement, the Jurisdiction Agreement, dated as of the date hereof (the "Units Jurisdiction Agreement"), among the Company, Platinum Finance, St. Paul and the Underwriters, the Common Shares Underwriting Agreement and the Jurisdiction Agreement, dated as of the date hereof (the "Common Shares Jurisdiction Agreement" and together with the Units Jurisdiction Agreement, the "Jurisdiction Agreements"), among the Company, St. Paul and the Common Shares Underwriters, has been duly authorized, executed and delivered by the Company; and each of this Agreement and the Units Jurisdiction Agreement has been duly authorized, executed and delivered by Platinum Finance;

      (h) Except as described in the Prospectus, each of the Company and its subsidiaries (i) was formed solely for the purpose of engaging in the Transaction and the transactions contemplated hereby and by the Common Shares Underwriting Agreement and the Filed Agreements and operating


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the Business after the First Time of Delivery and (ii) has not engaged in any business activities, conducted any operations, entered into any agreements or contracts, incurred any liabilities, or owned any assets or property, other than in connection with the Transaction and the transactions contemplated hereby and by the Common Shares Underwriting Agreement and the Filed Agreements;

      (i) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform in all material respects to the description of the capital stock contained in the Prospectus; all of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and will be owned directly or indirectly by the Company at the First Time of Delivery, free and clear of all liens, encumbrances, equities or claims; except as described in the Prospectus under the captions "Certain Relationships and Related Transactions--Formation and Separation Agreement--Pre-Emptive Rights" and "Certain Relationships and Related Transactions--Option Agreement", the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Common Shares or any other class of capital stock of the Company (except for the Units and as set forth in the Prospectus under the captions "Management", "Certain Relationships and Related Transactions--Option Agreement" and "Underwriting"); there are no restrictions on subsequent transfers of the Shares under the laws of Bermuda or the United States (other than, pursuant to the securities laws of the United States, by affiliates of the Company and other than as described in the Prospectus under the caption "Description of Platinum Holdings' Common Shares"); and no party has the right to require the Company to register securities except as disclosed in the Prospectus;

      (j) All of (i) the Shares to be issued and sold by the Company to the Common Shares Underwriters under the Common Shares Underwriting Agreement and
(ii) the Common Shares to be issued by the Company to St. Paul in the Transaction (the "St. Paul Investment Shares"), have been duly authorized and, when issued and delivered against payment therefor as provided in the Common Shares Underwriting Agreement and the Formation and Separation Agreement, respectively, will be validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Common Shares contained in the Prospectus; and the Issuable Common Shares have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be validly issued and fully paid and non-assessable and will conform to the description of the Common Shares contained in the Prospectus or to any amended or supplemented description of the Common Shares contained in a then effective report or registration statement filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the issuance of Issuable Common Shares will not be subject to any preemptive or other similar right;

      (k) The Units have been duly authorized and, when duly executed, authenticated and delivered against payment therefor as provided herein and in the Purchase Contract Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be in the form contemplated by, and will be entitled to the benefits of, the Purchase Contract Agreement; at the First Time of Delivery, the Units will conform in all material respects to the


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description thereof contained in the Prospectus; and the issuance of the Units is not subject to preemptive or other similar rights;

      (l) The Purchase Contracts underlying the Units have been duly authorized by the Company and, when duly executed, authenticated and delivered as provided herein and in the Purchase Contract Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; at the First Time of Delivery, the Purchase Contracts will conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Purchase Contracts is not subject to any preemptive or similar rights;

      (m) The Indenture has been duly qualified under the Trust Indenture Act; and at the First Time of Delivery, the Indenture will conform in all material respects to the description thereof contained in the Prospectus;

      (n) The Senior Notes have been duly authorized by Platinum Finance and, when the Senior Notes are duly executed, authenticated, issued and delivered as provided herein and in the Indenture, the Senior Notes will constitute valid and legally binding obligations of Platinum Finance, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be in the form contemplated by, and will be entitled to the benefits of, the Indenture; and at the First Time of Delivery, the Senior Notes will conform in all material respects to the description thereof contained in the Prospectus;

      (o) The Guarantees have been duly authorized by the Company and, upon the due execution, authentication, issuance and delivery of the Senior Notes and the due endorsement of the Guarantees thereon, such Guarantees will have been duly executed and delivered and will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits of the Indenture; and at the First Time of Delivery, the Guarantees will conform in all material respects to the description thereof contained in the Prospectus;

      (p) The Remarketing Agreement to be entered into by the Company, Platinum Finance, the Purchase Contract Agent and the Remarketing Agent, has been duly authorized by each of the Company and Platinum Finance and, when executed and delivered by each of the Company and Platinum Finance, will be duly executed and delivered by each of the Company and Platinum Finance; and at the time of such execution and delivery, the Remarketing Agreement will conform in all material respects to the description thereof contained in the Prospectus;

      (q) The Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Units of their respective obligations under the Purchase Contracts constituting part of such Units, a legal, valid and perfected security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York (the "New York UCC")) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement (the "Pledged Securities");

      (r) The Units and the Issuable Common Shares have been approved for listing on the New York Stock Exchange (the "Exchange"), subject to notice of issuance, and at each Time of Delivery,


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the Units issued at or prior to such Time of Delivery, and the Issuable Common
Shares relating to such Units, upon notice of issuance, will be listed on the Exchange;

      (s) The issue and sale of the Securities, the Shares and the St. Paul Investment Shares, the compliance by each of the Company and Platinum Finance with all of the provisions of this Agreement and the Units Jurisdiction Agreement, the compliance by the Company with all of the provisions of the Common Shares Underwriting Agreement and the Common Shares Jurisdiction Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give rise to a right of termination under (i) the memorandum of association or bye-laws or other organizational document of the Company or any of its subsidiaries, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, or
(iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clause (ii) or (iii), as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries (taken as a whole) following the First Time of Delivery, or affect the due authorization and valid issuance of the Securities, the Shares or the St. Paul Investment Shares;

      (t) Neither the Company nor any of its subsidiaries is in violation of its memorandum of association or bye-laws or other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

      (u) The statements set forth in the Prospectus under the captions "Business--Regulation", "St. Paul Investment and Principal Shareholders", "Certain Relationships and Related Transactions", "Description of Platinum Holdings' Common Shares", "Description of the Equity Security Units", "Description of the Senior Notes", "Certain Tax Considerations" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are true and complete in all material respects;

      (v) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, any of its subsidiaries or the Business is a party or of which any property of the Company, any of its subsidiaries or the Business is the subject which, if determined adversely to the Company, any of its subsidiaries or the Business, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, or of the Business following the First Time of Delivery; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

      (w) Each of the Filed Agreements when executed and delivered prior to the First Time of Delivery will have been duly authorized, executed and delivered by the Company or a subsidiary of the Company, as the case may be, and, assuming that parties to the Filed Agreements other than the Company and its subsidiaries have the power and authority to enter into and perform such agreements and that such agreements have been duly authorized, executed and delivered by such parties and constitute valid and binding agreements of such parties, will constitute a valid and binding agreement of the Company and each of its subsidiaries, as the case may be, enforceable against the


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Company and each of its subsidiaries, in accordance with its terms, except that
(i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other laws now or hereafter in effect affecting creditors' rights generally, (ii) the enforceability thereof is subject to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and (iii) no representation or warranty is made with respect to the enforceability of indemnification and contribution provisions relating to violations under the Act contained in the Formation and Separation Agreement (as defined in Schedule II hereto) and the Registration Rights Agreement (as defined in Schedule II hereto);

      (x) Except as described in the Prospectus, no consent, approval, authorization, registration or qualification of or with any governmental agency or body or any court is required to be obtained or made by the Company or any of its subsidiaries for the issue and sale of the Securities, the Shares and the St. Paul Investment Shares or the consummation of the Transaction and the transactions contemplated by this Agreement, the Common Shares Underwriting Agreement, the Jurisdiction Agreements and the Filed Agreements, except (i) the registration under the Act and the Exchange Act, of the Shares and the Securities, (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under or state securities, Blue Sky or insurance securities laws in connection with the purchase and distribution of the Securities by the Underwriters and the Shares by the Common Shares Underwriters under the Common Shares Underwriting Agreement, (iii) the filing of the Prospectus under the Bermuda Companies Act 1981 in connection with the issue and sale of the Shares, (iv) such consents, approvals, authorizations, registrations or qualifications as may be required and have been obtained from the Bermuda Monetary Authority, (v) such consents, approvals, authorizations, registrations or qualifications that have been obtained or made under the Trust Indenture Act or the Insurance Laws (as defined below) of the State of Maryland, Bermuda and Ireland and (vi) such consents, approvals, authorizations, registrations or qualifications the failure of which to obtain or make would not, individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, following the First Time of Delivery, or affect the due authorization and valid issuance of the Securities, the Shares or the St. Paul Investment Shares;

      (y) The execution, delivery and performance of each of the Filed Agreements by each of the parties thereto and the consummation of the Transaction and the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give rise to a right of termination under (i) the memorandum of association or bye-laws or other organizational document of the Company or any of its subsidiaries, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clause (ii) or (iii), as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, following the First Time of Delivery, or affect the due authorization and valid issuance of the Securities, the Shares or the St. Paul Investment Shares;

      (z) Neither the Company nor Platinum Finance is or, after giving effect to the offering and sale of the Shares, the St. Paul Investment Shares and the Units, will be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");


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      (aa)  Except as described in the Prospectus, each of the Company and its subsidiaries is duly licensed as an insurance holding company or as an insurer or reinsurer, as the case may be, under the insurance laws (including laws that relate to companies that control insurance companies) and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (collectively, "Insurance Laws"), of each jurisdiction in which the conduct of its business as described in the Prospectus requires such licensing, except for such jurisdictions in which the failure of the Company and its subsidiaries to be so licensed would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholder's equity or results of operations of the Company and its subsidiaries, taken as a whole, following the First Time of Delivery. Each of the Company and its subsidiaries has made all required filings under applicable holding company statutes or other Insurance Laws in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholder's equity or results of operations of the Company and its subsidiaries, taken as a whole, following the First Time of Delivery. Except as described in the Prospectus, each of the Company and its subsidiaries has all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective businesses as described in the Prospectus and all of the foregoing are in full force and effect, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications or their failure to be in full force and effect would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholder's equity or results of operations of the Company and its subsidiaries, taken as a whole, following the First Time of Delivery. None of the Company or any of its subsidiaries has received any notification from any insurance regulatory authority or other governmental authority in the United States, Bermuda, Ireland, the United Kingdom or elsewhere to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification is needed to be obtained by either the Company or any of its subsidiaries; and no insurance regulatory authority has issued any order or decree impairing, restricting or prohibiting the payment of dividends by the Company or any of its subsidiaries;

      (bb) On or prior to the First Time of Delivery or immediately thereafter, the Company and its subsidiaries will own or possess or will be licensed to use, or will be able to acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, services marks and trade names that are necessary for the Company and its subsidiaries to be able to conduct the business of reinsurance in the manner and to the extent described in the Prospectus, and none of the Company or any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, except for those which, if determined adversely to the Company or any of its subsidiaries, would not have a material adverse effect on the consolidated financial position, shareholder's equity or results of operations of the Company and its subsidiaries taken as a whole following the First Time of Delivery;

      (cc) Each of the Company and its subsidiaries has filed all statutory financial returns, reports, documents and other information required to be filed pursuant to the applicable Insurance Laws of the United States and the various states thereof, Bermuda, Ireland, the United Kingdom and each other jurisdiction applicable thereto, and has duly paid all taxes (including franchise taxes and similar fees) it is required to have paid under the applicable Insurance Laws of the United States and the various states thereof, Bermuda, Ireland, the United Kingdom and each other jurisdiction applicable thereto, except where the failure, individually or in the aggregate, to file such return, report, document or information or to pay such taxes would not have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, following the First Time of Delivery; and each of the Company and its subsidiaries maintains its books and records in accordance with, and is otherwise in compliance with, the applicable Insurance Laws of the United States and the various states thereof, Bermuda, Ireland, the United Kingdom and each other jurisdiction applicable thereto, except where the failure to so maintain its books and records or be in compliance would not individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, following the First Time of Delivery;

      (dd) Any tax returns required to be filed by the Company or any of its subsidiaries in any jurisdiction have been filed and any material taxes, including any withholding taxes, excise taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from such entities have been paid, other than any of those being contested in good faith and for which adequate reserves have been provided or any of those currently payable without penalty or interest;

      (ee) The Company and Platinum Bermuda have received from the Bermuda Minister of Finance an assurance under The Exempted Undertakings Tax Protection Act, 1966 of Bermuda to the effect set forth in the Prospectus under the caption "Certain Tax Considerations--Taxation of the Company, Platinum US, Platinum UK, Platinum Bermuda and Platinum Ireland--Bermuda," and the Company has not received any notification to the effect (and is not otherwise aware) that such assurance may be revoked or otherwise not honored by the Bermuda government;

      (ff) The Company and its subsidiaries have not taken, and have no plan or intention to take, directly or indirectly, any action that would or would be reasonably expected to cause or result in (i) the Company and/or any Non-U.S. Subsidiary being treated as engaged in a trade or business within the United States for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) the Company and/or any Non-U.S. Subsidiary being treated as a passive foreign investment company within the meaning of section 1297 of the Code, (iii) the Company and/or any Non-U.S. Subsidiary being treated as a controlled foreign corporation within the meaning of section 957 of the Code or
(iv) any shareholder of the Company having "related party insurance income" inclusions for U.S. federal income tax purposes as a result of being a shareholder of the Company;

      (gg) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Bermuda or any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Company of the Securities to or for the respective accounts of the Underwriters or the sale and delivery outside Bermuda by the Underwriters of the Securities to the initial purchasers thereof; and no registration, documentary, recording, transfer or other similar tax, fee or charge by any Bermuda government authority is payable in connection with the execution, delivery, filing, registration or performance of this Agreement;

      (hh) It is not necessary to register under the Act the St. Paul Investment Shares to be sold to St. Paul, because the issuance of such shares will be exempt from registration under the Act;

      (ii) There are no currency exchange control laws or withholding taxes, in each case of Bermuda, the United Kingdom or Ireland (or any political subdivision or taxing authority thereof), that would be applicable to the payment of dividends (i) on the Shares by the Company (other than as may apply to residents of Bermuda for Bermuda exchange control purposes) or (ii) by any of the Company's subsidiaries to the Company. The Bermuda Monetary Authority has designated the

Company and Platinum Bermuda as nonresident for exchange control purposes and has granted permission for the issue and transfer of the Shares (including permission for the issue or transfer of up to 20% of the Company's shares in issue from time to time to persons resident in Bermuda for exchange control purposes), subject to the condition that the Common Shares of the Company shall be listed on the Exchange or any other appointed stock exchange. Such permission has not been revoked and is in full force and effect, and the Company has no knowledge of any proceedings planned or threatened for the revocation of such permission. The Company and Platinum Bermuda are "exempted companies" under Bermuda law and have not (i) acquired and do not hold any land in Bermuda, other than that held by way of lease or tenancy for terms of not more than 21 years, without the express authorization of the Bermuda legislature, (ii) taken mortgages on land in Bermuda to secure an amount in excess of $50,000, without the consent of the Bermuda Minister of Finance, (iii) acquired any bonds or debentures secured by any land in Bermuda (other than certain types of Bermuda government securities), or (iv) conducted their business in a manner that is prohibited for "exempted companies" under Bermuda law. Neither the Company nor Platinum Bermuda has received notification from the Bermuda Monetary Authority or any other Bermuda governmental authority of proceedings relating to the modification or revocation of its designation as nonresident for exchange control purposes, its permission to issue and transfer the Shares, or its status as an "exempted company";

      (jj) Under the Units Jurisdiction Agreement, each of the Company and Platinum Finance has validly and irrevocably submitted to the non-exclusive jurisdiction of any United States Federal or State court in the Borough of Manhattan, the City of New York, State of New York (a "New York Court") with respect to suits, actions or proceedings arising out of or in connection with violations of United States federal securities laws relating to offers and sales of the Units and has validly and irrevocably waived, to the fullest extent permitted by law, any objections that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any New York Court based on or arising under this Agreement or any claims that any such suit, action or proceeding brought in any New York Court has been brought in an inconvenient forum; and, under the Units Jurisdiction Agreement, the Company has duly and irrevocably appointed CT Corporation System as its agent to receive service of process with respect to actions arising out of or in connection with any such suit, action or proceeding, and service of process on CT Corporation System effected in the manner set forth in the Units Jurisdiction Agreement will be effective under the laws of Bermuda to confer personal jurisdiction over the Company;

      (kk) Immediately following the First Time of Delivery, St. Paul will have transferred to the Company and its subsidiaries those assets, liabilities and businesses that, together with the Filed Agreements, are necessary for the Company and its subsidiaries to be able to conduct the Business in the manner and to the extent described in the Prospectus;

      (ll) The Company has not taken, directly or indirectly, any action that has constituted or that was designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of St. Paul or the Company to facilitate the sale or resale of the Units;

      (mm) The historical financial statements and schedules of Predecessor (as defined in the Prospectus) included in the Prospectus and the Registration Statement (i) present fairly in all material respects the identifiable underwriting assets and liabilities of The St. Paul Companies, Inc. Reinsurance Underwriting Segment as of December 31, 2001, 2000 and 1999, and its underwriting results and its identifiable underwriting cash flows for each of the years in the three-year period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America, and (ii) comply as to form in all material respects with the applicable accounting requirements of the Act;

      (nn) Immediately following the First Time of Delivery, the Company will repurchase and cancel the Common Shares held by Codan Trust Company Limited, and immediately following such repurchase and cancellation, St. Paul and the holders of the Shares will be the only holders of issued and outstanding Common Shares; and

      (oo) KPMG, LLP, who have certified certain financial statements of the Company, its subsidiaries and the Business, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

      2. St. Paul represents and warrants to, and agrees with, each of the Underwriters that:

      (a) St. Paul has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota; and each subsidiary of St. Paul that is a party to a Filed Agreement has been duly incorporated and is validly existing as a corporation or a company in good standing under the laws of its jurisdiction of organization, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

      (b) Each of this Agreement, the Common Shares Underwriting Agreement and the Jurisdiction Agreements has been duly authorized, executed and delivered by St. Paul;

      (c) All consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court or governmental agency or body having jurisdiction over St. Paul or any of its subsidiaries or any of their properties required for the execution and delivery by St. Paul of this Agreement, the Common Shares Underwriting Agreement and the Jurisdiction Agreements to be duly and validly authorized have been obtained or made and are in full force and effect;

      (d) The compliance by St. Paul with all applicable provisions of this Agreement, the Common Shares Underwriting Agreement and the Jurisdiction Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give rise to a right of termination under (i) the certificate of incorporation or bylaws of St. Paul, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which St. Paul is a party or by which St. Paul is bound or to which any of the properties or assets of St. Paul is subject, or
(iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over St. Paul or any of its properties, except, in the case of clause (ii) or (iii), as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of St. Paul and its subsidiaries, taken as a whole, or of the Business;

      (e) Each of the Filed Agreements when executed and delivered prior to the First Time of Delivery will have been duly authorized, executed and delivered by St. Paul or a subsidiary of St. Paul, as the case may be, and, assuming that parties to the Filed Agreements other than St. Paul have the power and authority to enter into and perform such agreements and that such agreements have been duly authorized, executed and delivered by such parties and constitute valid and binding agreements of such parties, will constitute a valid and binding agreement of St. Paul and its subsidiaries, enforceable against St. Paul and its subsidiaries, as the case may be, in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other laws now or hereafter in effect affecting creditors' rights generally, (ii) the enforceability thereof is subject to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and (iii) no representation or warranty is made with respect to the enforceability of the indemnification and contribution provisions relating to violations under the Act contained in the Formation and Separation Agreement and the Registration Rights Agreement;

      (f) Except as described in the Prospectus, no consent, approval, authorization, registration or qualification of or with any governmental agency or body or any court is required to be obtained or made by St. Paul or any of its subsidiaries for the consummation of the Transaction and the transactions contemplated by this Agreement, the Common Shares Underwriting Agreement, the Jurisdiction Agreements and the Filed Agreements, except (i) such as have been obtained or made under the Insurance Laws of the State of Maryland, Bermuda and Ireland and (ii) such consents, approvals, authorizations, registrations or qualifications the failure of which to obtain or make would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of St. Paul and its subsidiaries, taken as a whole, or of the Business;

      (g) The execution, delivery and performance of each of the Filed Agreements by St. Paul or any of its subsidiaries party thereto and the consummation of the Transaction and the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give rise to a right of termination under (i) the certificate of incorporation or bylaws or other organizational documents of St. Paul or any of its subsidiaries, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which St. Paul or any of its subsidiaries is a party or by which St. Paul or any of its subsidiaries is bound or to which any of the properties or assets of St. Paul or its subsidiaries is subject, or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over St. Paul, any of its subsidiaries, or any of their properties, except, in the case of clause (ii) or (iii), as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of St. Paul and its subsidiaries, taken as a whole, or of the Business;

      (h) The historical financial statements and schedules of Predecessor included in the Prospectus and the Registration Statement present fairly in all material respects the underwriting results of Predecessor as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein);

      (i) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which St. Paul or any of its subsidiaries in respect of the Business is a party or of which any property of St. Paul or any of its subsidiaries in respect of the Business is the subject which, if determined adversely to St. Paul or any of its subsidiaries in respect of the Business, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of St. Paul and its subsidiaries, taken as a whole, or of the Business; and to St. Paul's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

      (j) St. Paul and its subsidiaries in respect of the Business has not sustained since December 31, 2001, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since December 31, 2001, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management or results of operations of St. Paul or any of its subsidiaries in respect of the Business, otherwise than as set forth or contemplated in the Prospectus;

      (k) Under the Units Jurisdiction Agreement, St. Paul has validly and irrevocably submitted to the non-exclusive jurisdiction of any New York Court with respect to suits, actions or proceedings arising out of or in connection with violations of United States federal securities laws relating to offers and sales of the Units and has validly and irrevocably waived, to the fullest extent permitted by law, any objections that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any New York Court based on or arising under this Agreement or any claims that any such suit, action or proceeding brought in any New York Court has been brought in an inconvenient forum; and

      (l) KPMG, LLP, who have certified certain financial statements of St. Paul, its subsidiaries and the Business, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

      3. Subject to the terms and conditions herein set forth, (a) the Company and each of the Underwriters, severally and not jointly, agree to enter into the Purchase Contracts underlying the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto, (b) Platinum Finance agrees that it will issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from Platinum Finance, at a purchase price of ____% of the principal amount thereof, the principal amount of Senior Notes underlying the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto, and (c) in the event and to the extent that the Underwriters shall exercise the election to enter into additional Purchase Contracts underlying Optional Units as provided below,
(i) the Company and each of the Underwriters, severally and not jointly, agree to enter into that number of additional Purchase Contracts as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Purchase Contracts) determined by multiplying the aggregate number of additional Purchase Contracts the Underwriters elect to purchase by a fraction, the numerator of which is the maximum number of Optional Units set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Units set forth in total opposite the names of all such Underwriters in Schedule I hereto and (ii) Platinum Finance agrees that it will issue and sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from Platinum Finance at the purchase price set forth in clause (a) of this Section 3, an aggregate amount of Senior Notes underlying such additional Purchase Contracts.

      The Company hereby grants to the Underwriters the right to enter into, at their election, Purchase Contracts underlying up to 750,000 Optional Units and Platinum Finance hereby grants the Underwriters the right to purchase from Platinum Finance at their election up to an aggregate of $18,750,000 principal amount of Senior Notes underlying such Optional Units, for the sole purpose of covering overallotments in the sale of the Firm Units; provided, however that the Underwriters may exercise such overallotment elections only in integral multiples of 40 Optional Units. Any such election to enter into such additional Purchase Contracts and purchase such Senior Notes may be exercised only by written notice from you to the Company and Platinum Finance, given within a period of 13 calendar days after the date of this Agreement and setting forth the aggregate number of such additional Purchase Contracts to be entered into and principal amount of Senior Notes to be purchased and the date on which the related Optional Units are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you, the Company and Platinum Finance otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

      4. (a) Upon the authorization by you of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

      (b) Each Underwriter agrees that it will not offer, sell or deliver any of the Units in any jurisdiction outside the United States except under circumstances that will result in compliance by the Company and the several Underwriters with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Units in such jurisdictions. Each Underwriter understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Underwriter agrees not to cause any advertisement of the Units to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Units, except in any case with Goldman, Sachs & Co.'s express written consent and then only at its own expense.

      (c) Each Underwriter represents, warrants and agrees that: (i) it has not offered or sold and, prior to the expiry of a period of six months from the closing of the offering of the Units, will not offer or sell any Units to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Units in circumstances in which section 21(1) of the FSMA does not apply to the Company; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Units in, from or otherwise involving the United Kingdom.

      5. (a) The Units to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in the name of Cede & Co. and shall be delivered by or on behalf of the Company and Platinum Finance to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by Platinum Finance to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Units to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of [Sullivan & Cromwell, 125 Broad Street, New York, New York 10004] [DTC or its designated custodian] (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Units, 9:30 a.m., New York
      City time, on ............., 2002 or such other time and date as Goldman,
      Sachs & Co., the Company and Platinum Finance may agree upon in writing, and, with respect to the Optional Units, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Units, or such other time and date as Goldman, Sachs & Co., the Company and Platinum Finance may agree upon in writing. Such time and date for delivery of the Firm Units is herein called the "First Time of Delivery", such time and date for delivery of the Optional Units, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

      (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Units and any additional documents requested by the Underwriters pursuant to Section 9(p) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Units will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      6. The Company and Platinum Finance agree, jointly and severally, with each of the Underwriters:

            (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order;

            (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply in all material respects with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Company nor Platinum Finance shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or become subject to taxation in any jurisdiction;

            (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Units and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act or the Trust Indenture Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Units at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may reasonably request of an amended or supplemented Prospectus complying with
      Section 10(a)(3) of the Act;

            (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

            (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Units, Purchase Contracts, Senior Notes, Common Shares or any securities of the Company or Platinum Finance that are substantially similar to the Units, Purchase Contracts, Senior Notes or Common Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Shares or any such substantially similar securities (other than (i) the Shares issued pursuant to the Common Stock Underwriting Agreement, (ii) the St. Paul Investment Shares issued to St. Paul, and
      (ii) securities issued pursuant to any director or employee stock option or benefit plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of Goldman, Sachs & Co.;

            (f) To make available to its shareholders all information as required by the Exchange Act;

            (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional non-confidential information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

            (h) To use the net proceeds received by it from the sale of the Units pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

            (i) To use its best efforts to list, subject to notice of issuance, the Units and the Issuable Common Shares on the Exchange.

            (j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

            (k) If the Company and Platinum Finance elect to rely upon Rule 462(b), the Company and Platinum Finance shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company and Platinum Finance shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

            (l) Prior to or contemporaneously with the First Time of Delivery, to take all actions necessary in order to consummate the Transaction and the concurrent offering of Common Shares by the Company;

            (m) Immediately upon receipt of payment for the Firm Shares, the Company shall cause all of the Common Shares held by Codan Trust Company Limited to be repurchased and cancelled;

            (n) To reserve and keep available at all times, free of preemptive rights, Issuable Common Shares to satisfy the obligation of the Company to issue Common Shares pursuant to the Purchase Contracts; and

            (o) To enter into the Remarketing Agreement with a nationally recognized investment banking firm at least one month prior to
                    , 2005, such Remarketing Agreement to contain provisions that are consistent in all material respects with the descriptions in the Prospectus of the rights and obligations of each of the Company, Platinum Finance, the Purchase Contract Agent and the Remarketing Agent under the Remarking Agreement.

      7. St. Paul agrees with each of the Underwriters that, during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, it will not offer, sell, contract to sell or otherwise dispose of any Common Shares, Units, Purchase Contracts, Senior Notes or any securities of the Company or Platinum Finance that are substantially similar to the Common Shares, Units, Purchase Contracts or Senior Notes including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Shares or any such substantially similar securities, without the prior written consent of Goldman, Sachs & Co.

      8. The Company, Platinum Finance and St. Paul covenant and agree with the several Underwriters that the Company, Platinum Finance and St. Paul will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the counsel and accountants of the Company and Platinum Finance in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Units and the Issuable Common Shares on the Exchange; (v) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost and charges of any transfer agent or registrar; (vii) any fees charged by securities rating services for rating the Units; (viii) the cost of preparing the Securities and any certificates thereof and any agreements, documents and instruments incident thereto; (ix) the fees and expenses of the Purchase Contract Agent and Collateral Agent, and any agent of the Purchase Contract Agent and the Collateral Agent, and the fees and disbursements of any counsel for the Purchase Contract Agent, Collateral Agent or Remarketing Agent in connection with the Purchase Contract Agreement, Pledge Agreement or Remarketing Agreement; (x) the fees and expenses of the Trustee under the Indenture, and any agent of the Trustee, and the fees and disbursements of any counsel for the Trustee in connection with the Indenture and the Notes; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Units by them, and any advertising expenses connected with any offers they may make.

      9. The obligations of the Underwriters hereunder, as to the Units to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company, Platinum Finance and St. Paul herein are, at and as of such Time of Delivery, true and correct, the condition that the Company, Platinum Finance and St. Paul shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; if the Company and Platinum Finance have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

            (b) Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, shall have furnished to you such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery in a form or forms acceptable to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to render such opinion or opinions;

            (c) Sullivan & Cromwell, counsel for the Company and Platinum Finance, shall have furnished to you their written opinion or opinions (a draft of such opinion or opinions are attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) Assuming each of this Agreement, the Common Shares Underwriting Agreement and the Jurisdiction Agreements has been duly authorized, executed and delivered by the Company under Bermuda law, each of this Agreement, the Common Shares Underwriting Agreement and the Jurisdiction Agreements has been duly executed and delivered by the Company.

                  (ii) Each of this Agreement, the Common Shares Underwriting Agreement and the Jurisdiction Agreements has been duly authorized, executed and delivered by St. Paul.

                  (iii) Platinum US has been duly incorporated and is an
            existing corporation in good standing under the laws of the State of Maryland, with corporate power and authority to conduct its business as described in the Prospectus.

                  (iv) All of the outstanding shares of Platinum US's common stock have been duly authorized and validly issued and are fully paid and non-assessable. Platinum Finance is the registered owner of 50,000 shares of Platinum US's common stock, and such shares constitute all of the outstanding shares of Platinum US's capital stock.

                  (v) Platinum Finance has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as described in the Prospectus.

                  (vi) All of the outstanding shares of Platinum Finance's common stock have been duly authorized and validly issued and are fully paid and non-assessable. Platinum Ireland is the registered owner of 100 shares of Platinum Finance's common stock, and such shares constitute all of the outstanding shares of Platinum Finance's capital stock.

                  (vii) To such counsel's knowledge, the only agreement in which the Company has agreed to register any securities is the Registration Rights Agreement.

                  (viii) Assuming that each of the Formation and Separation
            Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company under Bermuda law, the Formation and Separation Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company, and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, except that such counsel expresses no opinion as to the enforceability of any indemnification or contribution provisions relating to violations under any federal or state securities laws contained in the Formation and Separation Agreement and the Registration Rights Agreement.

                  (ix) The Formation and Separation Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by St. Paul and constitute valid and legally binding obligations of St. Paul enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, except that such counsel expresses no opinion as to the enforceability of any indemnification or contribution provisions relating to violations under any federal or state securities laws contained in the Formation and Separation Agreement and the Registration Rights Agreement.

                  (x) Assuming that each of the Filed Agreements, (other than the Formation and Separation Agreement and the Registration Rights Agreement) that is governed by New York law and to which the Company is a party has been duly authorized, executed and delivered by the Company under Bermuda law, each of such agreements has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (xi) Each of the Filed Agreements (other than the Formation and Separation Agreement and the Registration Rights Agreement) that is governed by New York law and to which St. Paul is a party, has been duly authorized, executed and delivered by St. Paul and constitutes a valid and legally binding obligation of St. Paul enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (xii) Each of the Filed Agreements that is governed by New
            York law and to which Platinum Finance is a party has been duly authorized, executed and delivered by Platinum Finance and constitutes a valid and legally binding obligation of Platinum Finance enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (xiii) Each of this Agreement and the Units Jurisdiction
            Agreement has been duly authorized, executed and delivered by Platinum Finance.

                  (xiv) Each of the Filed Agreements that is governed by New
            York law and to which Platinum US is a party has been duly authorized, executed and delivered by Platinum US and constitutes a valid and legally binding obligation of Platinum US enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, except that such counsel expresses no opinion as to the enforceability of any leases, sub-leases or assignments of leases or other agreements relating to real property constituting a Filed Agreement.

                  (xv) Each of the Filed Agreements that is governed by New York law and to which St. Paul Fire and Marine Insurance Company, a Minnesota corporation and a wholly owned subsidiary of St. Paul ("Fire and Marine"), is a party, has been duly authorized, executed and delivered by Fire and Marine and constitutes a valid and legally binding obligation of Fire and Marine enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (xvi) No consent, approval, authorization or order of, or
            qualification with, any United States federal or New York State governmental body or agency is required for the issue and sale of the Units, the Shares or the St. Paul Investment Shares, except such as may be required by the Act, the Exchange Act, the Trust Indenture Act and the securities or Blue Sky laws of the State of New York.

                  (xvii) The execution, delivery and performance by Platinum US of its obligations under each of the Filed Agreements to which it is a party will not (a) violate Platinum US's certificate of incorporation or by-laws, (b) result in a default under or breach of any of the Filed Agreements to which it is a party, or (c) violate any Federal law of the United States or law of the State of New York applicable to Platinum US; provided, however, that, for the purposes of this paragraph (xvii), such counsel expresses no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws; provided, further, that insofar as performance by Platinum US of its obligations under such agreements is concerned, such counsel expresses no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                  (xviii) The execution, delivery and performance by Platinum
            Finance of its obligations under each of the Filed Agreements to which it is a party will not (a) violate Platinum Finance's certificate of incorporation or by-laws, (b) result in a default under or breach of any of the Filed Agreements to which it is a party, or (c) violate any Federal law of the United States or law of the State of New York applicable to Platinum Finance; provided, however, that, for the purposes of this paragraph (xvii), such counsel expresses no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws; provided, further, that insofar as performance by Platinum Finance of its obligations under such agreements is concerned, such counsel expresses no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                  (xix) The Remarketing Agreement to be entered into by the
            Company, Platinum Finance, the Purchase Contract Agent and the Remarketing Agent, has been duly authorized by Platinum Finance, and the holders of the Senior Notes will be entitled to the benefits of the Remarketing Agreement and the Purchase Contract Agreement, in each case in respect of the remarketing of the Senior Notes;

                  (xx) Based on such counsel's examination of the Order of the Maryland Insurance Administration, dated June 21, 2002, approving or acknowledging that no regulatory approval is required for, inter alia, the transactions contemplated by the Filed Agreements to which the Company or Platinum US is a party, and the issuance to Platinum US by the New York State Insurance Department of a license to engage in the reinsurance business, all statutory and regulatory consents, authorizations, approvals and filings required to be obtained or made by or on behalf of the Company and Platinum US under the insurance laws of the State of Maryland and the insurance laws of the State of New York to consummate the transactions contemplated by the Filed Agreements to which the Company or Platinum US is a party, and in the case of Platinum US, to conduct its business as described in the Prospectus, have been obtained or made.

                  (xxi) Assuming that the Units being delivered at such Time of
            Delivery have been duly authorized, executed, authenticated, issued and delivered by the Company under Bermuda law, the Units have been duly authorized, executed, authenticated, issued and delivered by the Company, and assuming due execution by the Purchase Contract Agent as attorney-in-fact of the holders thereof and due authentication by the Purchase

            Contract Agent and upon payment and delivery in accordance with this Agreement, such Units will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and are in the form contemplated by, and are entitled to the benefits of, the Purchase Contract Agreement; and the issuance of the Units is not subject to preemptive or other similar rights;

                  (xxii) Assuming the Purchase Contracts underlying the Units being delivered at such Time of Delivery have been duly authorized, issued and delivered by the Company under Bermuda law, the Purchase Contracts underlying the Units being delivered at such Time of Delivery have been duly authorized, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the issuance of the Purchase Contracts is not subject to preemptive or other similar rights;

                  (xxiii) The Indenture has been duly qualified under the Trust
            Indenture Act;

                  (xxiv) The Senior Notes underlying the Units being delivered at such Time of Delivery have been duly authorized, executed, authenticated, issued and delivered by Platinum Finance and constitute valid and legally binding obligations of Platinum Finance, enforceable against Platinum Finance in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Senior Notes are in the form contemplated by, and are entitled to the benefits of, the Indenture;

                  (xxv) Assuming the Guarantees underlying the Units being
            delivered at such Time of Delivery have been duly authorized by the Company under Bermuda law, such Guarantees have been duly authorized and upon the due execution, authentication, issuance and delivery of the Senior Notes pursuant to this Agreement and the Indenture, and upon the Guarantees being duly endorsed on the Senior Notes and executed, such Guarantees will have been duly issued and delivered will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and are entitled to the benefits of the Indenture;

                  (xxvi) Under the NY UCC in effect at such Time of Delivery, the Pledge Agreement creates, as collateral security for the performance when due by the holders of the Units under the respective Purchase Contracts, a legal and valid security interest (as that term is defined in the New York UCC) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in all of the Pledged Securities that constitute "securities" (as that term is defined in Section 8-102(a)(15) of the New York UCC); and in the case of such Pledged Securities that are certificated (as defined in the New York UCC), such security interest shall be perfected upon delivery of such certificates (endorsed in blank) to the Collateral Agent and, assuming that neither the Collateral Agent nor the Company has notice on or prior to the date of such delivery of an adverse claim with respect to such Pledged Securities, the Collateral Agent will acquire a security interest in the Pledged Securities free of any adverse claim (as that term in defined in the New York UCC); in the case of Pledged Securities that are credited by a securities intermediary (as defined in the New York UCC) to a securities account (as defined in the New York UCC) in the name of a Collateral agent, the Collateral Agent shall have a perfected security interest in all security entitlements (as defined in the New York UCC) relating to such Pledged Securities;

                  (xxvii) Under the laws of the State of New York relating to submission to jurisdiction, pursuant to the Units Jurisdiction Agreement, (i) each of the Company, Platinum Finance and St. Paul has validly and irrevocably submitted to the non-exclusive jurisdiction of any New York Court and has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and (ii) the Company has validly appointed CT Corporation System as its authorized agent for the purpose and to the extent described in the Units Jurisdiction Agreement, and service of process effected on such agent in the manner set forth therein will be effective to confer valid personal jurisdiction over the Company, assuming, in each of clauses (i) and (ii), (a) with respect to the Company only, the validity of such actions under Bermuda law and (b) the due authorization, execution and delivery of this Agreement by or on behalf of the Underwriters.

                  (xxviii) Registration of the Company or Platinum Finance under the Investment Company Act is not required.

                  (xxix) The issuance of the St. Paul Investment Shares pursuant to the Formation and Separation Agreement does not require registration under the Act.

                  (xxx) The statements made in the Prospectus under the captions
            "Description of the Equity Security Units" and "Description of the Senior Notes", insofar as they purport to constitute a summary of the terms of the Securities and the Filed Agreements relating to the Securities, and under the captions "Business--Our Business--U.S. Regulation--U.S. Insurance Holding Company Regulation of Platinum Holdings" and "-- -- --State Insurance Regulation of Platinum US", insofar as they relate to summaries of the provisions of the insurance laws of the State of Maryland therein described, are accurate, fair and complete.

            Such counsel shall also furnish to you its written opinion that the Registration Statement, as of its effective date, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder. Further, nothing that came to such counsel's attention in the course of its review has caused such counsel to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Also, nothing that has come to such counsel's attention has caused such counsel to believe that the Prospectus, as of the date and time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            Such counsel may state that its opinions are solely for the benefit of the several Underwriters and may not be relied upon by any other person.

            (d) Conyers, Dill & Pearman, outside Bermuda counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) Each of the Company and Platinum Bermuda is a limited liability company duly incorporated and existing under the laws of Bermuda in good standing ("good standing" meaning solely that it has not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda).

                  (ii) Each of the Company and Platinum Bermuda has the power and capacity to acquire by purchase or otherwise and hold, sell, dispose of and deal in real property situated outside Bermuda and in personal property of all kinds wheresoever situated.

                  (iii) The Company has the necessary corporate power and
            authority, pursuant to its Memorandum of Association, to carry on its business as described in the Registration Statement. Platinum Bermuda has the necessary corporate power and authority, pursuant to its Memorandum of Association, to carry on its business as described in the Registration Statement, including its insurance and reinsurance business as described in the Registration Statement, and was registered as a Class 4 insurer in terms of the Insurance Act 1978 effective [ ] 2002 and subject to Platinum Bermuda being capitalized with US $[ ] is authorized to carry on business in that capacity as described in the Registration Statement subject to the provisions of the Insurance Act, 1978 and the regulations promulgated thereunder, and the conditions set out in Schedule I to the Certificate of Registration, issued by the Registrar of Companies to Platinum Bermuda, dated [ ] 2002. No further approvals of the insurance regulatory, governmental or administrative body or authority of Bermuda are required for the conduct of such business by each of the Company and Platinum Bermuda respectively.

                  (iv) Each of the Company and Platinum Bermuda has the necessary corporate power and authority to enter into and perform its obligations under the Documents (as defined in Annex II(c) hereto). The execution and delivery of the Documents by the Company and Platinum Bermuda and the performance by the Company and Platinum Bermuda of their respective obligations thereunder including, but not limited to, in the case of the Company, the issue and sale of the Shares, the St. Paul Investment Shares, the Units (and the Purchase Contracts and the Guarantees underlying such Units) and the Issuable Common Stock and the performance of the transactions contemplated by the Documents and the Registration Statement, will not violate the memorandum of association or bye-laws of the Company or of Platinum Bermuda nor any applicable law, regulation, order or decree in Bermuda.

                  (v) Each of the Company and Platinum Bermuda has taken all corporate action required to authorize its execution, delivery and performance of the Documents. The Documents have been duly executed and delivered by or on behalf of the Company or Platinum Bermuda, as applicable, and constitute the valid, binding and enforceable obligations of the Company or Platinum Bermuda, as applicable, in accordance with the terms thereof.

                  (vi) The Remarketing Agreement to be entered into by the Company, Platinum Finance, the Purchase Contract Agent and the Remarketing Agent, has been duly authorized by the Company and, when executed and delivered by each of the Company, will be duly executed and delivered by of the Company; and at the time of such execution and delivery, the Remarketing Agreement will conform in all material respects to the description thereof contained in the Prospectus;

                  (vii) The Guarantees have been duly authorized by the Company.

                  (viiii) The Company has taken all corporate action required to duly authorize its execution and delivery to the SEC of the Registration Statement.

                  (ix) No order, consent, approval, licence, authorisation or validation of, registration with or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorise or is required in connection with the execution, delivery, performance and enforcement of the Documents, except such as have been duly obtained in accordance with Bermuda law.

                  (x) No order, consent, approval, license, authorization or validation of, registration with or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorize or is required in connection with the valid issue and sale of the Shares, the St. Paul Investment Shares and the Units, except such as have been duly obtained in accordance with Bermuda law.

                  (xi) It is not necessary or desirable to ensure the enforceability in Bermuda of the Documents that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda.

                  (xii) The Company has an authorized share capitalization as described in the Registration Statement. Upon payment in cash or in kind by the Underwriters, the St. Paul Purchasers (as defined in Annex II(c) hereto) and the Common Shares Underwriters for the Units, the St. Paul Investment Shares and the Shares, respectively, in accordance with this Agreement, the Formation and Separation Agreement and the Common Shares Underwriting Agreement, respectively, the Units, the St. Paul Investment Shares and the Shares will be duly authorized and validly issued, fully paid and nonassessable ("nonassessable" meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof).

                  (xiii) Based solely on such counsel's review of the bye-laws of the Company and the Register of Members of the Company, and except as disclosed in the Prospectus under the captions "Certain Relationships and Related Transactions - Formation and Separation Agreement - Pre-Emptive Rights", "Certain Relationships and Related Transactions - Option Agreement", "Description of the Equity Security Units", "Management" and "Underwriting", the Company has no
            (i) outstanding securities or other obligations convertible into or exchangeable or exercisable for shares in the authorized share capital of the Company, or (ii) outstanding rights to subscribe for or purchase, or options for the purchase of, or agreement providing for the issuance (contingent or otherwise) of, or calls, commitments or claims of any character relating to, any shares in the authorized share capital of the Company, or (iii) securities convertible into or exchangeable or exercisable for any shares in the authorized share capital of the Company, or (iv) obligation (in the nature of the existence of a pre-emptive or similar right) to offer the shares in the authorized share capital of the Company to any shareholder of the Company prior to the sale of the Units, the Shares or the St. Paul Investment Shares.

                  (xiv) Subject to the requirement that shares of the Company are listed on the New York Stock Exchange or on another appointed stock exchange (as defined in section 2(1) of the Companies Act 1981, the Company has received permission under the Exchange Control Act 1972 (and Regulations made thereunder) from the Bermuda Monetary Authority for: (i) the issue and subsequent free transferability of the Company's shares, up to the amount of its authorised capital from time to time, to and among persons non-resident of Bermuda for exchange control purposes; (ii) the issue and subsequent free transferability of up to 20% of the Company's shares in issue from time to time to persons resident in Bermuda for exchange control purposes; and (iii) the issue of options, warrants, depository receipts, rights, loan notes and other securities of the Company and the subsequent free transferability thereof.

                  (xv) The Shares and the St. Paul Investment Shares conform to the description of the Company's Common Shares found in the Prospectus under the caption "Description of Platinum Holdings' Common Shares".

                  (xvi) The issue and sale of the Shares, the St. Paul
            Investment Shares and the Units by the Company pursuant to the Documents will not constitute unlawful financial assistance by the Company under Bermuda law.

                  (xvii) The form of certificates for the Shares and the St.
            Paul Investment Shares conforms to the requirements of Bermuda law.

                  (xviii) Based solely on such counsel's review of a certified copy of the Register of Members of Platinum Bermuda dated [ ] 2002, all of the issued common shares of Platinum Bermuda have been duly authorised and validly issued, fully paid and non-assessable (as such term is defined above) and are registered in the name of the Company.

                  (xix) Based solely on such counsel's review of a certified copy of the Register of Members of the Company dated [ ] 2002, all of the issued Common Shares of the Company have been duly authorised and validly issued, fully paid and non-assessable (as such term is defined above) and are registered in the name of Codan Trust Company Limited (the "Purpose Trust").

                  (xx) The Company has a contractual right to and has taken all necessary corporate action other than the payment of the repurchase price of US$120,000 to effect the repurchase of the Common Shares held by the Purpose Trust and upon the receipt of the payment of the repurchase price of US$120,000 by the Purpose Trust, the Company shall be entitled, without any further action by the Company or the Purpose Trust, to cancel the Common Shares held by the Purpose Trust by making the appropriate entry in the Register of Members of the Company, and thereafter the Purpose Trust will not have any rights as a member of the Company.

                  (xxi) The Documents will not be subject to ad valorem stamp duty in Bermuda and no registration, documentary, recording, transfer or other similar tax, fee or charge is payable in Bermuda in connection with the execution, delivery, filing, registration or performance of the Documents or the issue and delivery of the St. Paul Investment Shares, the Shares and the Units to the St. Paul Purchasers, the Underwriters and the Units Underwriters, respectively, pursuant to the Formation and Separation Agreement, this Agreement and the Units Underwriting Agreement, respectively.

                  (xxii) Under current Bermuda law there is no Bermuda income tax, withholding tax, capital gains tax, capital transfer tax, estate or inheritance tax, payable by investors who are not resident in Bermuda (or are deemed not to be resident in Bermuda for Bermuda exchange purposes).

                  (xxiii) The Company and Platinum Bermuda have received from the Bermuda Minister of Finance an assurance under The Exempted Undertakings Tax Protection Act 1966 of Bermuda to the effect that in the event Bermuda enacts any legislation imposing tax computed on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then such tax will not apply to the Company and Platinum Bermuda or to any of their operations or their shares, debentures or other obligations, until March 28, 2016. This assurance will not prevent the application of any tax or duty on persons ordinarily resident in Bermuda or the application of any tax payable in accordance with the provisions of The Land Tax Act 1967 of Bermuda or otherwise payable in relation to any property leased to the Company or Platinum Bermuda.

                  (xxiv) The statements in the Prospectus under the captions
            "Management's Discussion and Analysis of Pro Forma Financial Condition and Underwriting Results - Liquidity and Capital Resources
            - Restrictions on Dividend Payments from our Operating Subsidiaries
            - Bermuda", "Business - Regulation - Bermuda", "Description of Platinum Holdings' Common Shares", "Certain Tax Considerations - Taxation of the Company, Platinum US, Platinum UK, Platinum Bermuda and Platinum Ireland - Bermuda", "Certain Tax Considerations -Taxation of Shareholders - Bermuda Taxation", the fourth paragraph set forth under the caption "Risk Factors - Risks Related to Our Common Shares - There are limitations on the ownership, transfers and voting rights of our Common Shares", and, the first and second paragraphs under "Item 14. Indemnification of Directors and Officers" in Part II of the Registration Statement insofar as such statements constitute summaries of the legal matters referred to therein, fairly present the information called for with respect to such legal matters and documents and fairly summarize the matters referred to therein.

                  (xxv) The Company can sue and be sued in its own name under the laws of Bermuda.

                  (xxvi) The choice of the Foreign Laws (as defined in Annex
            II(c) hereto) as the governing law of the Documents is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. The submission in the Documents to the non-exclusive jurisdiction of the Foreign Courts (as defined in Annex II(c) hereto) is valid and binding upon the Company.

                  (xxvii) The courts of Bermuda would recognise as a valid
            judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Documents under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda,
            (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda,
            (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and
            (f) there is due compliance in seeking validation of such judgment with the correct procedures under the laws of Bermuda.

                  (xxviii) Under Section 16 of the Companies Act 1981, the
            bye-laws of the Company shall bind the Company and the members of the Company to the same extent as if such bye-laws had been signed and sealed by each such member, and contain covenants on the part of each such member to observe all the provisions of the bye-laws of the Company, except, as provided in Section 17 of the Companies Act 1981, no member of the Company shall be bound by an alteration made in the bye-laws after the date on which he became a member, if and so far as the alteration requires him to take or subscribe for more shares than the number held by him at the date on which the alteration is made, or in any way increases his liability as at that date to contribute to the share capital of, or otherwise to pay money to, the Company (unless the member agrees in writing, either before or after the alteration is made, to be bound thereby).

                  (xxix) Based solely on a search of the Register of Charges, maintained by the Registrar of Companies pursuant to Section 55 of the Companies Act 1981, conducted at [ ] on [ ], there are no registered charges registered against the Company or Platinum Bermuda.

                  (xxx) Based solely upon a search of the Cause Book of the
            Supreme Court of Bermuda conducted at [ ] on [ ], there are no judgments, nor legal or governmental proceedings pending in Bermuda to which either of the Company or Platinum Bermuda is a party.

                  (xxxi) Neither the Underwriters, the Units Underwriters nor the St. Paul Purchasers will be deemed to be resident, domiciled or carrying on business in Bermuda by reason only of the execution, performance and enforcement of the Documents.

                  (xxxii) Each of the Underwriters, the Units Underwriters and the St. Paul Purchasers has standing to bring an action or proceedings before the appropriate courts in Bermuda for the enforcement of the Documents. It is not necessary or advisable in order for any Underwriter, Units Underwriter or St. Paul Purchaser to enforce its rights under the Documents, including the exercise of remedies thereunder, that it be licensed, qualified or otherwise entitled to carry on business in Bermuda.

                  (xxxiii) The Company and Platinum Bermuda have been designated as non-resident for the purposes of the Exchange Control Act, 1972 and as such are free to acquire, hold and sell foreign currency and securities. No currency exchange control laws or withholding taxes of Bermuda apply to the payment of dividends (a) on the Common Shares by the Company or (b) by Platinum Bermuda to the Company, except in each case as described in or contemplated by the Registration Statement; and Platinum Bermuda is not currently prohibited by any Bermuda law or governmental authority, directly or indirectly, from paying any dividends to the Company, from making any other distributions on its capital stock, from repaying to the Company any loans or advances to it from the Company or from transferring any of its property or assets to the Company, except as summarized in the Registration Statement.

                  (xxxiv) Neither the Company nor Platinum Bermuda is entitled to any immunity under the laws of Bermuda, whether characterized as sovereign immunity or otherwise, from any legal proceedings to enforce the Documents in respect of itself or its property.

                  (xxxv) The procedure for the service of process on the Company through C.T. Corporation System in New York, New York, United States of America, acting as agent for the Company, as set out in sections [1(kk) and 14] of this Agreement, would be effective, in so far as Bermuda law is concerned, to constitute valid service of the proceedings on the Company.

            (e) Slaughter & May, outside U.K. counsel for the Company, shall have furnished to you their written opinion or opinions (a draft of such opinion or opinions attached as Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) Each of Platinum UK and St. Paul Reinsurance Company Limited, a wholly-owned subsidiary of St. Paul ("St. Paul Re UK"), is a validly existing limited liability company duly incorporated under the laws of England and registered in England and has power and authority under its Memorandum of Association to own leasehold property and conduct its business as described in the Prospectus. St. Paul Management Limited, a wholly-owned subsidiary of St. Paul ("SPML") is a validly existing limited liability company duly incorporated under the laws of England and registered in England.

                  (ii) Platinum Ireland is the duly registered holder of [two] ordinary shares of [one pound] each in Platinum UK and such shares are all of the issued shares of Platinum UK and all such shares have been duly and validly authorized and issued.

                  (iii) Provided that each of the Underwriters complies with its obligations under Sections 4(b) and 4(c) of this Agreement (notwithstanding Section 9 of this Agreement), the issue and sale of the Units being delivered at each Time of Delivery in the manner described in the Prospectus, the issue and sale of the Shares and the St. Paul Investment Shares and the compliance by the Company, Platinum Finance and St. Paul with all of the provisions of this Agreement and the Common Shares Underwriting Agreement, as applicable, and the consummation of the transactions herein and therein contemplated will not conflict with or result in any violation of the provisions of (i) the Memorandum or Articles of Association of Platinum UK, St. Paul Re UK or SPML, or (ii) any statute or statutory instrument of the United Kingdom, or (iii) any rule or regulation of the Financial Services Authority set out in the Financial Services Authority Handbook.

                  (iv) Each of the UK Agreements (as defined in Annex II(d) hereto) to which Platinum UK is a party has been duly authorized and executed by Platinum UK, and constitutes a valid and binding agreement of Platinum UK enforceable against Platinum UK.

                  (v) Each of the UK Agreements to which St. Paul Re UK is a party has been duly authorized and executed by St. Paul Re UK, and constitutes a valid and binding agreement of St. Paul Re UK enforceable against St. Paul Re UK.

                  (vi) Each of the UK Agreements to which SPML is a party has been duly authorized and executed by SPML, and constitutes a valid and binding agreements of SPML enforceable against SPML.

                  (vii) Assuming that each of the UK Agreements to which a
            person other than Platinum UK, St. Paul Re UK or SPML is a party has been duly authorized and executed by such person, each such UK Agreement constitutes a valid and binding agreement of such person enforceable against such person.

                  (viii) Except as provided in the Prospectus, neither Platinum
            UK, St. Paul Re UK nor SPML is required to obtain any consent, approval, authorization or order of, or make any filing with, the Financial Services Authority or any other regulatory body in the United Kingdom in order to perform their respective obligations under the UK Agreements and, in the case of Platinum UK and except as provided in the Prospectus, to conduct its business as described in the Prospectus.

                  (ix) The execution, delivery and performance by Platinum UK of each of the UK Agreements to which Platinum UK is a party and the consummation of the transactions therein contemplated will not conflict with or result in any violation of (i) the Memorandum or Articles of Association of Platinum UK, or (ii) any statute or statutory instrument of the United Kingdom, or (iii) any rule or regulation of the Financial Services Authority set out in the Financial Services Authority Handbook.

                  (x) The execution, delivery and performance by St. Paul Re UK of each of the UK Agreements to which St. Paul Re UK is a party and the consummation of the transactions therein contemplated will not conflict with or result in any violation of (i) the Memorandum or Articles of Association of St. Paul Re UK, or (ii) any statute or statutory instrument of the United Kingdom, or (iii) any rule or regulation of the Financial Services Authority set out in the Financial Services Authority Handbook.

                  (xi) The execution, delivery and performance by SPML of each of the UK Agreements to which SPML is a party and the consummation of the transactions therein contemplated will not conflict with or result in any violation of (i) the Memorandum or Articles of Association of SPML, or (ii) any statute or statutory instrument of the United Kingdom, or (iii) any rule or regulation of the Financial Services Authority set out in the Financial Services Authority Handbook.

                  (xii) The statements set forth in the Prospectus and listed in
            Schedule 2 to Annex II(d) hereof, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair.

            Such counsel shall also furnish to you its written opinion that the discussions set forth under each of the headings "The United Kingdom" and "United Kingdom Taxation" in the section entitled "Certain Tax Consequences" in the Prospectus, insofar as they relate to United Kingdom tax law and Inland Revenue practice, are a fair summary of the material United Kingdom tax laws and Inland Revenue practices referred to therein.

            (f) A&L Goodbody, outside Irish counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(e) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) Platinum Ireland has been duly incorporated under the laws of Ireland. Based only on searches carried out in the Irish Companies Office and the Central Office of the High Court on [ ], 2002 Platinum Ireland is validly existing under the laws of Ireland and no steps have been taken or are being taken to appoint a receiver, examiner or liquidator over it or to wind it up and Platinum Ireland has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact its business in Ireland.

                  (ii) All of the issued shares of Platinum Ireland have been duly and validly authorized and issued, are fully paid and are not subject to calls for any additional payments. Ten thousand (10,000) shares have been issued, nine thousand, nine hundred and ninety nine (9,999) registered in the name of the Company and one registered in the name of Platinum Bermuda. To the best of such counsel's knowledge, based on a Certificate of Jerome T. Fadden, all the issued shares are free and clear of all liens, encumbrances, equities or claims.

                  (iii) Based only on the Certificate of Jerome T. Fadden and searches carried out in the Central Office of the High Court, such counsel does not know of any legal or governmental proceedings pending or threatened in Ireland to which Platinum Ireland is a party or to which any of the properties of Platinum Ireland is subject.

                  (iv) Based on the Certificate of Jerome T. Fadden, there is no indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Platinum Ireland is a party or by which Platinum Ireland is bound or to which any of the property or assets of Platinum Ireland is subject, nor is such counsel actually aware of any such agreement referred to in this paragraph.

                  (v) Based only on the Certificate of Jerome T. Fadden, Platinum Ireland is not in violation of its Certificate of Incorporation or its Memorandum or Articles of Association.

                  (vi) Based only on the description of the Transaction in the Prospectus, Platinum Ireland is not required under Irish law to obtain any consent, approval, authorization or order of, or make any filling with, any governmental agency or body or any court in Ireland to conduct its business, pay any dividends or consummate the Transaction and based only on the description thereof in the Prospectus, the transactions contemplated by the Filed Agreements.

                  (vii) Based only on the description of the Transaction in the
            Prospectus, the consummation of the Transaction and based only on the description thereof in the Prospectus, the transactions contemplated in the Filed Agreements will not result in any violation of the Certificate of Incorporation or the Memorandum and Articles of Association of Platinum Ireland, any Irish statute, any rule or regulation of any governmental agency or body of Ireland having general application, or based only on the Certificate of Jerome T. Fadden and on searches in the Central Office of the High Court on [], any order of any court of Ireland.

                  (viii) Based only on the descriptions in the Prospectus and the Common Shares Prospectus, the issue and sale of the Units being delivered at such Time of Delivery, the issue and sale of the Shares and the St. Paul Investment Shares and the compliance by the Company, Platinum Finance and St. Paul with all of the provisions of this Agreement and the Common Shares Underwriting Agreement, as applicable, and the consummation of the transactions herein and therein contemplated will not result in any violation of the Certificate of Incorporation or the Memorandum and Articles of Association of Platinum Ireland, any Irish statute, any rule or regulation of any governmental agency or body of Ireland having general application or based only on the Certificate of Jerome T. Fadden and on searches in the Central Office of the High Court on [ ], 2002, any order of any court of Ireland.

                  (ix) The statements in the Prospectus under the captions "Management's Discussion and Analysis of Pro Forma Financial Condition and Underwriting Results--Liquidity and Capital Resources--Restrictions on Dividend Payments from our Operating Subsidiaries--Ireland", "Business--Regulation--Ireland Regulation" and "Certain Tax Considerations--Taxation of the Company, Platinum US, Platinum UK, Platinum Bermuda and Platinum Ireland--Ireland" insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the requirements of Irish law with respect to such legal matters, documents and proceedings and fairly summaries the matters referred to therein.

                  (x) Based only on the Certificate of Jerome T. Fadden, Platinum Ireland has not received any notification from any insurance regulatory authority or other governmental authority to the effect that any authorization not already held by Platinum Ireland, approval, order, consent, certificate, permit, registration or qualification is needed to be obtained, to conduct its business as described in the Prospectus or to pay any dividends.

                  (xi) Based only on the Certificate of Jerome T. Fadden and searches carried out in the Irish Companies Office, Platinum Ireland has filed all statutory financial returns, reports, documents and other information required to be filed under Irish law and Platinum Ireland maintains its books and registers required by the Companies Acts 1963 to 2001 of Ireland in accordance with those Acts.

            (g) Bruce A. Backberg, Senior Vice President and Corporate Secretary of St. Paul, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II(f) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) Each of St. Paul and Fire and Marine has been duly incorporated and is an existing corporation in good standing under the laws of the State of Minnesota.

                  (ii) Fire and Marine has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction.

                  (iii) Each of this Agreement, the Units Underwriting Agreement and the Jurisdiction Agreements has been duly authorized, executed and delivered by St. Paul.

                  (iv) Assuming that each of the Filed Agreements that is governed by a law other than Minnesota law or New York law and to which St. Paul or Fire and Marine is a party has been duly executed and delivered under the applicable law, each such Filed

            Agreement has been duly authorized, executed and delivered by St. Paul or Fire and Marine, as the case may be.

                  (v) Each of the Filed Agreements that is governed by New York law and to which St. Paul is a party has been duly authorized, executed and delivered by St. Paul.

                  (vi) Each of the Filed Agreements that is governed by Minnesota law and to which Fire and Marine is a party has been duly authorized, executed and delivered by Fire and Marine and constitutes a valid and legally binding obligation of Fire and Marine enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (vii) Assuming that each of the Filed Agreements that is
            governed by Minnesota law and to which Platinum US is a party has been duly authorized, executed and delivered by Platinum US under the laws of the State of Maryland, each such Filed Agreement has been duly authorized, executed and delivered by Platinum US and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (viii) To such counsel's knowledge, there are no legal or
            governmental proceedings pending to which St. Paul or Fire and Marine, in each case in respect of the Business, is a party or of which the Business is the subject, which, if determined adversely to St. Paul and Fire and Marine, as the case may be, would individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor) have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of Platinum and its subsidiaries taken as a whole at the First Time of Delivery; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others.

                  (ix) The compliance by St. Paul with the provisions of the Filed Agreements to which St. Paul is a party and the consummation of the transactions contemplated in such agreements will not (i) result in a default under or breach of any agreement or instrument known to me to which St. Paul is a party or by which St. Paul is bound or to which any of the property or assets of St. Paul is subject, (ii) violate the provisions of St. Paul's Restated Articles of Incorporation, as amended, or By-laws, as amended, or (iii) violate any statute or any order, rule or regulation known to me of any court or governmental agency or body having jurisdiction over St. Paul or any of its properties, provided that such counsel is expressing no opinion under this clause (iii) with respect to the indemnification and contribution provisions relating to federal and state securities laws contained in the Formation and Separation Agreement and the Registration Rights Agreement.

                  (x) The compliance by St. Paul with the provisions of this Agreement, the Common Shares Underwriting Agreement and the Jurisdiction Agreements and the consummation of the transactions therein contemplated will not (i) result in a default under or breach of any agreement or instrument known to such counsel to which St. Paul is a party or by which St. Paul is bound or to which any of the property or assets of St.

            Paul is subject, or (ii) violate the provisions of St. Paul's Restated Articles of Incorporation, as amended, or By-laws, as amended.

                  (xi) The compliance by Fire and Marine with the provisions of the Filed Agreements to which Fire and Marine is a party and the consummation of the transactions therein contemplated will not (i) result in a default under or breach of any agreement or instrument known to such counsel to which Fire and Marine is a party or by which Fire and Marine is bound or to which any of the property or assets of Fire and Marine is subject, (ii) violate the provisions of the Articles of Incorporation, as amended, or By-laws, as amended, of Fire and Marine, or (iii) violate any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over Fire and Marine or any of its properties.

                  (xii) Neither St. Paul nor Fire and Marine is in violation of its Restated Articles of Incorporation, as amended, or its Articles of Incorporation, as amended, respectively, or its By-laws, as amended, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument known to me to which it is a party or by which it or any of its properties is or may be bound, except where any such default does not have or would not reasonably be expected to have a material adverse effect on Platinum and its subsidiaries taken as a whole.

                  (xiii) Based on such counsel's examination of the Order of the
            Maryland Insurance Administration, dated June 21, 2002, approving or acknowledging that no regulatory approval is required for, inter alia, the transactions contemplated by the Filed Agreements to which St. Paul or Fire and Marine is a party, and the issuance to Platinum US by the New York State Insurance Department of a license to engage in the reinsurance business, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation by St. Paul or Fire and Marine of the transactions contemplated by the Underwriting Agreement or the Filed Agreements to which either is a party, except the registration under the Act and the Exchange Act of the Common Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under Maryland insurance laws and New York insurance laws, which have been obtained, or such as may be required under other state insurance laws or foreign laws or as may be required by state securities or Blue Sky laws in connection with the purchase and distribution of the Common Shares by the Underwriters.

                  (xiv) All statutory and regulatory consents, authorizations, approvals and filings required to be obtained or made by or on behalf of St. Paul and Fire and Marine under the insurance laws of the State of Minnesota to consummate the transactions contemplated by the Filed Agreements to which St. Paul or Fire and Marine are a party have been obtained or made.

                  (xv) To such counsel's knowledge, neither St. Paul nor Fire and Marine has received any notification from any insurance authority, commission or other insurance regulatory body to the effect that any license from such authority, commission or body is needed to be obtained by St. Paul or Fire and Marine, in each case in respect of the Business, or that St. Paul or Fire and Marine is not in compliance with any applicable insurance laws, in each case in respect of the Business, except where such failure to obtain such license or to be in such compliance would not, individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor), have a material adverse effect on the consolidated financial position or shareholders' equity of Platinum and its subsidiaries taken as a whole at the First Time of Delivery.

            Such counsel may state that his opinion is solely for the benefit of the several Underwriters and may not be relied upon by any other person.

            (h) Bruce Saul, Vice President-Corporate, Legal Services of St. Paul, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II (g) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that (all capitalized terms used but not defined in the subparagraphs of this
      Section 9(h) have the meanings specified in such opinion):

                  (i) Each of USF&G and Platinum US has been duly incorporated and is an existing corporation in good standing under the laws of the State of Maryland and, in the case of Platinum US, has corporate power and authority to conduct its business as described in the Prospectus.

                  (ii) All of the issued shares of capital stock of Platinum US have been duly authorized and validly issued, are fully paid and non-assessable, and , immediately prior to the First Time of Delivery, were owned by USF&G, free and clear of all liens, encumbrances, equities or claims.

                  (iii) Each of the Filed Agreements to which USF&G or Platinum
            US is a party has been duly authorized, executed and delivered by USF&G and Platinum US, as the case may be.

                  (iv) Each of the Filed Agreements that is governed by Maryland law and to which Platinum US is a party constitutes a valid and legally binding obligation of Platinum US enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (v) Assuming that each of the Filed Agreements that is governed by Maryland law has been duly authorized, executed and delivered by each party thereto (other than Platinum US) under the laws of jurisdiction where such party is domiciled, each such Filed Agreement has been duly authorized, executed and delivered by each party thereto and constitutes a valid and legally binding obligation of such party enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (vi) To such counsel's knowledge, there are no legal or governmental proceedings pending to which USF&G or Platinum US is a party, which, if determined adversely to USF&G or Platinum US, as the case may be, would individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor) have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of Platinum and its subsidiaries, taken as a whole, following the First Time of Delivery (as such term is defined in the Underwriting Agreement); and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others.

                  (vii) The compliance by USF&G and Platinum US with the
            provisions of the Filed Agreements to which USF&G or Platinum US is a party and the consummation of the transactions therein contemplated will not (i) result in a default under or breach of any agreement or instrument known to me to which USF&G or Platinum US is a party or by which USF&G or Platinum US is bound or to which any of the property or assets of USF&G or Platinum US is subject, (ii) violate the provisions of USF&G's or Platinum US's Articles of Incorporation, as amended, or By-laws, as amended, or (iii) violate any statute or any order, rule or regulation known to me of any court or governmental agency or body having jurisdiction over USF&G or Platinum US or any of their properties.

                  (viii) Neither USF&G nor Platinum US is in violation of its articles of incorporation or by laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument known to me to which it is a party or by which it or any of its properties is or may be bound, except where any such default does not have or would not reasonably be expected to have a material adverse effect on Platinum and its subsidiaries taken as a whole.

                  (ix) Based on such counsel's examination of the Order of the Maryland Insurance Administration, dated June 21, 2002, approving or acknowledging that no regulatory approval is required for, inter alia, the transactions contemplated by the Filed Agreements to which USF&G or Platinum US is a party, no statutory or regulatory consent, authorization, approval or filing is required to be obtained or made under the laws of Maryland in connection with such transactions or the transactions contemplated by the Underwriting Agreement or the Formation and Separation Agreement other than such as have been obtained or made, and other than such as may be required under Maryland securities or Blue Sky laws.

                  (x) Each of USF&G and Platinum US is, and, in the case of Platinum US, will continue to be immediately following the First Time of Delivery, a duly licensed insurance company under the insurance laws of the State of Maryland.

                  (xi) To such counsel's knowledge, Platinum US has not received any notification from any insurance authority, commission or other insurance regulatory body to the effect that Platinum US is not in compliance with any applicable insurance laws.

                  (xii) The statements made under the captions "Business-Our
            Business-Regulation-U.S. Regulation-U.S. Insurance Holding Company Regulation of Platinum Holdings" and "-- -- --State Insurance Regulation of Platinum US" in the Prospectus insofar as they relate to summaries of provisions of the insurance laws of the State of Maryland therein described are accurate, fair and complete.

            Such counsel may state that his opinion is solely for the benefit of the several Underwriters and may not be relied upon by any other person.

            (i) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG, LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

            (j) (i)(A) Neither the Company nor any of its subsidiaries shall have sustained since April 24, 2002, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (B) since April 24, 2002, there shall not have been any change in the capital stock, capital or surplus or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (A) or (B), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (ii)(A) Neither St. Paul nor any of its subsidiaries in
            respect of the Business shall have sustained since December 31, 2001, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (B) since December 31, 2001, there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management or results of operations of St. Paul and its subsidiaries in respect of the Business, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (A) or (B), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

            (k) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or the Company's financial strength or claims paying ability by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or the Company's financial strength or claims paying ability;

            (l) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities in New York or London declared by the relevant authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or the United Kingdom; (iv) a change or development involving a prospective change in Bermuda taxation affecting the Company or the Shares or the transfer thereof; (v) the outbreak or escalation of hostilities involving the United States, the United Kingdom or Bermuda or the declaration by the United States, the United Kingdom or Bermuda of a national emergency or war or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States, the United Kingdom, Bermuda or elsewhere, if the effect of any such event specified in clause (v) or (vi) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

            (m) The Units and the Issuable Common Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

            (n) The Company has obtained and delivered to the Underwriters executed copies of an agreement from (i) each of the parties to whom any St. Paul Investment Shares will be delivered at such Time of Delivery and
      (ii) each of the Company's officers and directors, in each case, substantially to the effect set forth in Section 6(e) hereof in form and substance satisfactory to you;

            (o) The Company and Platinum Finance shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

            (p) Each of the Company and Platinum Finance shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and Platinum Finance, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and Platinum Finance, as applicable, herein at and as of such Time of Delivery, as to the performance by the Company and Platinum Finance of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (j)(i) of this Section 9 and as to such other matters as you may reasonably request;

            (q) St. Paul shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of St. Paul reasonably satisfactory to you as to the accuracy of the representations and warranties of St. Paul herein at and as of such Time of Delivery, as to the performance by St. Paul of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (j)(ii) of this Section 9 and as to such other matters as you may reasonably request;

            (r) All conditions to the consummation of the Transaction, as set forth in the Filed Agreements, shall have been satisfied or waived prior to the First Time of Delivery; and

            (s) The closing of the offering of the Shares under the Common Shares Underwriting Agreement shall have occurred simultaneously with the closing of the offering of Units hereunder.

      10. (a) The Company and Platinum Finance, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor Platinum Finance shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or Platinum Finance by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

      (b) Each Underwriter will indemnify and hold harmless the Company, Platinum Finance and St. Paul against any losses, claims, damages or liabilities to which the Company, Platinum Finance or St. Paul, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company and Platinum Finance by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, Platinum Finance and St. Paul for any legal or other expenses reasonably incurred by the Company, Platinum Finance or St. Paul, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party and St. Paul in writing of the commencement thereof; but the omission so to notify the indemnifying party and St. Paul shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party and St. Paul of the commencement thereof, the indemnifying party (and, if it is reasonably likely that St. Paul will be liable to make any payment pursuant to Section 10(e) hereof, St. Paul at its own expense) shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party (and, if the indemnifying party is the Company, St. Paul) shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Platinum Finance on the one hand and the Underwriters on the other from the offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Platinum Finance (which for purposes of this subsection
(d) shall include the fault of St. Paul) on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Platinum Finance on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and Platinum Finance bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Platinum Finance (which for purposes of this subsection (d) shall be deemed to include, without limitation, the information described in Schedule III hereto) on the one hand or the Underwriters on the other and the Company's and Platinum Finance's (which for purposes of this subsection (d) shall include St. Paul's), on the one hand, and the Underwriter's, on the other, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Platinum Finance and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (e) In the event that the Company and Platinum Finance fail to fulfill when due any of their payment obligations under subsections (a) or (d) of this
Section 10 because it has not obtained the necessary funds from internal sources (due to insurance regulatory or other legal restrictions) or external sources, St. Paul agrees to make all such payments to the same extent as the Company or Platinum Finance is obligated to do so; provided, however, that notwithstanding anything to the contrary in this Section 10, (i) St. Paul's aggregate liability to the Underwriters under this subsection (e) and to the Common Shares Underwriters under Section 10(e) of the Common Shares

Underwriting Agreement, taken together, shall not exceed the excess of (I) $400 million over (II) the sum of (x) any indemnification, contribution or reimbursement of expense payments paid or payable by St. Paul to the Company pursuant to Section 10.02 of the Formation and Separation Agreement and (y) any damages or other amounts paid or payable by St. Paul to investors purchasing Units pursuant to the Prospectus, and any amendment or supplement thereto, or Common Shares pursuant to the Common Shares Prospectus, and any amendment or supplement thereto, and (ii) St. Paul's obligation to make a payment under this subsection (e) shall arise only in the event, and to the extent, that the related obligation of the Company or Platinum Finance to make a payment to the Underwriters under subsections (a) and (d) of this Section 10 relates to the information described in Schedule III hereto and Schedule III to the Common Shares Underwriting Agreement. The Company, Platinum Finance, St. Paul and the Underwriters understand that the identification of items in Schedule III hereto is made solely for the purposes of defining St. Paul's obligations to the Underwriters pursuant to this subsection (e) and for no other purpose. St. Paul must advise Goldman, Sachs & Co. in writing 60 days prior to paying or agreeing to pay an amount pursuant to clauses (i)(II)(x) or (y) of the second preceding sentence that would reduce St. Paul's remaining aggregate potential liability to the Underwriters pursuant to clause (ii) to below $100 million.

      (f) The obligations of the Company, Platinum Finance and St. Paul under this Section 10 shall be in addition to any liability which the Company, Platinum Finance and St. Paul may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, Platinum Finance and St. Paul (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

      11. (a) If any Underwriter shall default in its obligation to purchase the Units which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Units on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Units, then the Company and Platinum Finance shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Units on such terms. In the event that, within the respective prescribed periods, you notify the Company and Platinum Finance that you have so arranged for the purchase of such Units, or the Company and Platinum Finance notify you that they have so arranged for the purchase of such Units, you or the Company and Platinum Finance shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and Platinum Finance agree to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Units.

      (b) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Company and Platinum Finance as provided in subsection (a) above, the aggregate number of such Units which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Units to be purchased at such Time of

Delivery, then the Company and Platinum Finance shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Units which such Underwriter agreed to purchase hereunder) of the Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Company and Platinum Finance as provided in subsection (a) above, the aggregate number of such Units which remains unpurchased exceeds one-eleventh of the aggregate number of all the Units to be purchased at such Time of Delivery, or if the Company and Platinum Finance shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Units of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and Platinum Finance to sell the Optional Units) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company and Platinum Finance, except for the expenses to be borne by the Company and Platinum Finance and the Underwriters as provided in
Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      12. The respective indemnities, agreements, representations, warranties and other statements of the Company, Platinum Finance, St. Paul and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, or any officer or director or controlling person of any Underwriter, the Company, Platinum Finance or St. Paul, or any officer or director or controlling person of the Company, Platinum Finance or St. Paul, and shall survive delivery of and payment for the Units.

      13. If this Agreement shall be terminated pursuant to Section 11 hereof, neither the Company nor Platinum Finance shall then be under any liability to any Underwriter except as provided in Sections 8 and 10 hereof; but, if for any other reason, any Units are not delivered by or on behalf of the Company and Platinum Finance as provided herein, the Company and Platinum Finance will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Units not so delivered, but neither the Company nor Platinum Finance shall then be under any further liability to any Underwriter except as provided in Sections 8 and 10 hereof.

      14. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in currency (the "judgment currency") other than United States dollars, the party against whom such judgment or order has been given or made will indemnify each party in whose favor such judgment or order has been given or made (the "Indemnitee") against any loss incurred by the Indemnitee as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which the Indemnitee is able to purchase United States dollars with the amount of the judgment currency actually received by such Indemnitee. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Underwriters and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

      15. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Representatives.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail to the address of the Company set forth in the Registration Statement, Attention:
Secretary; and if to Platinum Finance shall be delivered or sent by mail to the address of Platinum Finance set forth in the Registration Statement; and if to St. Paul shall be delivered to The St. Paul Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 10(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and Platinum Finance by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      16. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, Platinum Finance and St. Paul and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company, Platinum Finance and St. Paul and each person who controls the Company, Platinum Finance, St. Paul or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Units from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      17. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      18. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS RULES OF SUCH STATE.

      19. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      20. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

                            [SIGNATURE PAGE FOLLOWS]

      .

      If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company, Platinum Finance and St. Paul. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                   Very truly yours,

                                   PLATINUM UNDERWRITERS HOLDINGS, LTD.

                                   By: .........................................
                                       Name:
                                       Title:


                                   PLATINUM UNDERWRITERS FINANCE, INC.

                                   By: .........................................
                                       Name:
                                       Title:


                                   THE ST. PAUL COMPANIES, INC.

                                   By: .........................................
                                       Name:
                                       Title:


Accepted as of the date hereof:

GOLDMAN, SACHS & Co.
[Co-Representatives]

BY:......................................
          (Goldman Sachs & Co.)

   On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                      NUMBER OF OPTIONAL
                                                                          UNITS TO BE
                                              TOTAL NUMBER OF            PURCHASED IF
                                                FIRM UNITS              MAXIMUM OPTION
                  UNDERWRITER                 TO BE PURCHASED              EXERCISED
                  -----------                 ---------------         ------------------

Goldman, Sachs & Co.........................









[NAMES OF OTHER UNDERWRITERS].....................................

                                   SCHEDULE II

----------------------------------------------------------------------------------------------------------   ------------------
FILED AGREEMENTS TO WHICH PLATINUM UNDERWRITERS HOLDINGS, LTD., A BERMUDA COMPANY (THE "COMPANY"), IS A      GOVERNING LAW
PARTY
----------------------------------------------------------------------------------------------------------   ------------------

      o  Formation and Separation Agreement, dated as of the date hereof (the                                New York
         "FORMATION AND SEPARATION AGREEMENT"), between the Company and
         St. Paul (as defined herein).
----------------------------------------------------------------------------------------------------------   ------------------
      o  Master Services Agreement, dated as of the First Time of Delivery (the "MASTER SERVICES             New York
         AGREEMENT"), between the Company and St. Paul.
----------------------------------------------------------------------------------------------------------   ------------------
      o  Transitional Trademark License Agreement, dated as of the First Time of Delivery (the               New York
         "TRADEMARK LICENSE AGREEMENT"), between the Company and St. Paul.
----------------------------------------------------------------------------------------------------------   ------------------
      o  Registration Rights Agreement, dated as of the First Time of Delivery (the "REGISTRATION RIGHTS     New York
         AGREEMENT"), between the Company and St. Paul.
----------------------------------------------------------------------------------------------------------   ------------------
      o  Option Agreement, dated as of the First Time of Delivery (the "OPTION AGREEMENT"), between the      New York
         Company and St. Paul.
----------------------------------------------------------------------------------------------------------   ------------------
      o  364-Day Credit Agreement, dated as of June 21, 2002, among the Company, the banks, financial        New York
         institutions and other institutional lenders listed on the signature pages thereof, JPMorgan
         Chase Bank and Bank Of America, N.A., as syndication agents, Salomon Smith Barney Inc., as lead arranger, and Citibank, N.A., as agent for the lenders.
----------------------------------------------------------------------------------------------------------   ------------------
      o  Purchase Contract Agreement, dated as of ____________ (the "PURCHASE CONTRACT AGREEMENT"),          New York
         between the Company and _____________, as Purchase Contract Agent.
----------------------------------------------------------------------------------------------------------   ------------------
      o  Indenture, dated as of ____________, among the Company (the "BASE INDENTURE"), Platinum Finance     New York
         (as defined herein) and JPMorgan Chase Bank, as Trustee.
----------------------------------------------------------------------------------------------------------   ------------------
      o  First Supplemental Indenture, dated as of ____________ (the "SUPPLEMENTAL INDENTURE"), among        New York
         the Company, Platinum Finance and JPMorgan Chase Bank, as Trustee.
----------------------------------------------------------------------------------------------------------   ------------------
      o  Pledge Agreement, dated as of _______________ (the "PLEDGE AGREEMENT"), among the Company,          New York
         _________________, as Collateral Agent, Custodial Agent and Securities Intermediary, and
         _________________, as Purchase Contract Agent.
----------------------------------------------------------------------------------------------------------   ------------------

----------------------------------------------------------------------------------------------------------   ------------------
FILED AGREEMENTS TO WHICH PLATINUM UNDERWRITERS FINANCE, INC., A DELAWARE CORPORATION ("PLATINUM             GOVERNING LAW
FINANCE"), IS A PARTY
----------------------------------------------------------------------------------------------------------   ------------------
      o  Base Indenture                                                                                      New York
----------------------------------------------------------------------------------------------------------   ------------------
      o  Supplemental Indenture                                                                              New York
----------------------------------------------------------------------------------------------------------   ------------------
FILED AGREEMENTS TO WHICH PLATINUM UNDERWRITERS REINSURANCE INC., A MARYLAND DOMICILED INSURANCE COMPANY     GOVERNING LAW
("PLATINUM US"), IS A PARTY
----------------------------------------------------------------------------------------------------------   ------------------
      o  Employee Benefits and Compensation Matters Agreement, dated as of the First Time of Delivery        New York
         (the "Employee Matters Agreement"), between St. Paul and Platinum US.
----------------------------------------------------------------------------------------------------------   ------------------
      o  Run-Off Services Agreement, dated as of the First Time of Delivery (the "US RUN-OFF SERVICES        New York
         AGREEMENT"), between Platinum US and Fire & Marine (as
----------------------------------------------------------------------------------------------------------   ------------------


                                      II-1

----------------------------------------------------------------------------------------------------------   ------------------
         defined herein).
----------------------------------------------------------------------------------------------------------   ------------------
      o  Underwriting Management Agreement, dated as of the First Time of Delivery (the "US UNDERWRITING     New York
         AGREEMENT"), between Platinum US and Fire & Marine.
----------------------------------------------------------------------------------------------------------   ------------------
      o  Assignment and Assumption Agreement, dated as of the First Time of Delivery (the "FLORIDA LEASE     [not specified]
         ASSIGNMENT AGREEMENT"), between Metropolitan Life Insurance Company, Platinum US and St. Paul
         Re, Inc. (as defined herein).
----------------------------------------------------------------------------------------------------------   ------------------
      o  Assignment and Assumption Agreement, dated as of the First Time of Delivery (the "ILLINOIS          [not specified]
         LEASE ASSIGNMENT AGREEMENT"), between WHCHC Real Estate Limited Partnership, St. Paul Re, Inc.
         and Platinum US.
----------------------------------------------------------------------------------------------------------   ------------------
      o  Sub Lease Agreement, dated as of the First Time of Delivery (the "SUB LEASE AGREEMENT"),            New York
         between Platinum US and St. Paul Re, Inc.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Traditional), dated as of the First Time of Delivery       Minnesota
         (the "US QUOTA SHARE TRADITIONAL"), between Platinum US and Fire & Marine.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - D-1), dated as of the First Time of      Vermont
         Delivery (the "US QUOTA SHARE NON-TRADITIONAL D-1"), between Platinum US and Mountain Ridge (as defined herein).
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - A), dated as of the First Time of        Minnesota
         Delivery (the "US QUOTA SHARE NON-TRADITIONAL A"), between Platinum US and Fire & Marine.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - B-1), dated as of the First Time of      Minnesota
         Delivery (the "US QUOTA SHARE NON-TRADITIONAL B-1"), between Platinum US and Fire & Marine.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - B-2), dated as of the First Time of      Minnesota
         Delivery (the "US QUOTA SHARE NON-TRADITIONAL B-2"), between Platinum US and Fire & Marine.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - C), dated as of the First Time of        Minnesota
         Delivery (the "US QUOTA SHARE NON-TRADITIONAL C"), between Platinum US and Fire & Marine.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - D-2), dated as of the First Time of      Vermont
         Delivery (the "US QUOTA SHARE NON-TRADITIONAL D-2"), between Platinum US and Mountain Ridge.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - D Stop Loss), dated as of the First      Vermont
         Time of Delivery (the "US QUOTA SHARE NON-TRADITIONAL D STOP LOSS"), between Platinum US and
         Mountain Ridge.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - D Spread Loss), dated as of the          Minnesota
         First Time of Delivery (the "US QUOTA SHARE NON-TRADITIONAL D SPREAD LOSS"), between Platinum
         US and Fire & Marine.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - D-3), dated as of the First Time of      Minnesota
         Delivery (the "US QUOTA SHARE NON-TRADITIONAL D-3"), between Platinum US and Fire & Marine.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - D-4), dated as of the First Time of      Minnesota
         Delivery (the "US QUOTA SHARE NON-TRADITIONAL D-4"), between Platinum US and Fire & Marine.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - E), dated as                             Minnesota
----------------------------------------------------------------------------------------------------------   ------------------


                                      II-2

----------------------------------------------------------------------------------------------------------   ------------------
         of the First Time of Delivery (the "US QUOTA SHARE NON-TRADITIONAL E"), between Platinum US and Fire & Marine.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Traditional), dated as of the First Time of Delivery       England
         (the "UK QUOTA SHARE TRADITIONAL"), between Platinum US and St. Paul Re UK (as defined herein).
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - A), dated as of the First Time of        England
         Delivery (the "UK QUOTA SHARE NON-TRADITIONAL A"), between Platinum US and St. Paul Re UK.
----------------------------------------------------------------------------------------------------------   ------------------
      o  100% Quota Share Retrocession Agreement (Non-Traditional - B-1), dated as of the First Time of      England
         Delivery (the "UK QUOTA SHARE NON-TRADITIONAL B-1"), between Platinum US and St. Paul Re UK.
----------------------------------------------------------------------------------------------------------   ------------------
      o  Trust Agreement, dated as of the First Time of Delivery (the "FIRE AND MARINE TRUST                 Maryland
         AGREEMENT"), among Platinum US, Fire and Marine and [Name of Trustee Bank].
----------------------------------------------------------------------------------------------------------   ------------------
      o  Trust Agreement, dated as of the First Time of Delivery (the "MOUNTAIN RIDGE TRUST AGREEMENT"),     Maryland
         among Platinum US, Mountain Ridge and [Name of Trustee Bank].
----------------------------------------------------------------------------------------------------------   ------------------
      o  Trust Agreement, dated as of the First Time of Delivery (the "ST. PAUL RE UK TRUST AGREEMENT"),     Maryland
         among Platinum US, St. Paul Re UK and [Name of Trustee Bank].
----------------------------------------------------------------------------------------------------------   ------------------

----------------------------------------------------------------------------------------------------------   ------------------
FILED AGREEMENTS TO WHICH PLATINUM RE (UK) LIMITED, A LIMITED LIABILITY COMPANY INCORPORATED UNDER THE       GOVERNING LAW
LAWS OF ENGLAND ("PLATINUM UK"), IS A PARTY
----------------------------------------------------------------------------------------------------------   ------------------
      o  U.K. Master Services Agreement, dated as of the First Time of Delivery (the "UK MASTER SERVICES     England
         AGREEMENT"), between St. Paul Re UK and Platinum UK.
----------------------------------------------------------------------------------------------------------   ------------------
      o  U.K. Run-off Services Agreement, dated as of the First Time of Delivery (the "UK RUN-OFF            England
         SERVICES AGREEMENT"), between St. Paul Re UK and Platinum UK.
----------------------------------------------------------------------------------------------------------   ------------------
      o  U.K. Underwriting Agency and Underwriting Management Agreement, dated as of the First Time of       England
         Delivery (the "UK UNDERWRITING AGREEMENT"), between Platinum UK and St. Paul Re UK.
----------------------------------------------------------------------------------------------------------   ------------------
      o  U.K. Business Transfer Agreement, dated as of the First Time of Delivery (the "UK BUSINESS          England
         TRANSFER AGREEMENT"), between Platinum UK and St. Paul Re UK.
----------------------------------------------------------------------------------------------------------   ------------------

----------------------------------------------------------------------------------------------------------   ------------------
FILED AGREEMENTS TO WHICH THE ST. PAUL COMPANIES INC., A MINNESOTA CORPORATION ("ST. PAUL"), IS A PARTY      GOVERNING LAW
----------------------------------------------------------------------------------------------------------   ------------------
      o  Formation and Separation Agreement                                                                  New York
----------------------------------------------------------------------------------------------------------   ------------------
      o  Employee Matters Agreement                                                                          New York
----------------------------------------------------------------------------------------------------------   ------------------
      o  Master Services Agreement                                                                           New York
----------------------------------------------------------------------------------------------------------   ------------------
      o  Trademark License Agreement                                                                         New York
----------------------------------------------------------------------------------------------------------   ------------------
      o  Registration Rights Agreement                                                                       New York
----------------------------------------------------------------------------------------------------------   ------------------
      o  Option Agreement                                                                                    New York
----------------------------------------------------------------------------------------------------------   ------------------

----------------------------------------------------------------------------------------------------------   ------------------
FILED AGREEMENTS TO WHICH ST. PAUL FIRE AND MARINE INSURANCE COMPANY, A                                      GOVERNING LAW
----------------------------------------------------------------------------------------------------------   ------------------


                                      II-3

----------------------------------------------------------------------------------------------------------   ------------------
MINNESOTA DOMICILED INSURANCE COMPANY ("FIRE & Marine"), is a party
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Run-Off Services Agreement                                                                       New York
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Underwriting Agreement                                                                           New York
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Quota Share Traditional                                                                          Minnesota
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Quota Share Non-Traditional A                                                                    Minnesota
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Quota Share Non-Traditional B-1                                                                  Minnesota
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Quota Share Non-Traditional B-2                                                                  Minnesota
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Quota Share Non-Traditional C                                                                    Minnesota
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Quota Share Non-Traditional D Spread Loss                                                        Minnesota
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Quota Share Non-Traditional D-3                                                                  Minnesota
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Quota Share Non-Traditional D-4                                                                  Minnesota
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Quota Share Non-Traditional E                                                                    Minnesota
----------------------------------------------------------------------------------------------------------   ------------------
      o  Fire and Marine Trust Agreement                                                                     Maryland
----------------------------------------------------------------------------------------------------------   ------------------

----------------------------------------------------------------------------------------------------------   ------------------
FILED AGREEMENTS TO WHICH MOUNTAIN RIDGE INSURANCE COMPANY, A VERMONT DOMICILED INSURANCE COMPANY            GOVERNING LAW
("MOUNTAIN RIDGE"), IS A PARTY
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Quota Share Non-Traditional D-1                                                                  Vermont
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Quota Share Non-Traditional D-2                                                                  Vermont
----------------------------------------------------------------------------------------------------------   ------------------
      o  US Quota Share Non-Traditional D Stop Loss                                                          Vermont
----------------------------------------------------------------------------------------------------------   ------------------
      o  Mountain Ridge Trust Agreement                                                                      Maryland
----------------------------------------------------------------------------------------------------------   ------------------

----------------------------------------------------------------------------------------------------------   ------------------
FILED AGREEMENTS TO WHICH ST. PAUL REINSURANCE COMPANY LIMITED, A LIMITED LIABILITY COMPANY INCORPORATED     GOVERNING LAW
UNDER THE LAWS OF ENGLAND ("ST. PAUL RE UK"), IS A PARTY
----------------------------------------------------------------------------------------------------------   ------------------
      o  UK Quota Share Traditional                                                                          England
----------------------------------------------------------------------------------------------------------   ------------------
      o  UK Quota Share Non-Traditional A                                                                    England
----------------------------------------------------------------------------------------------------------   ------------------
      o  UK Quota Share Non-Traditional B-1                                                                  England
----------------------------------------------------------------------------------------------------------   ------------------
      o  UK Master Services Agreement                                                                        England
----------------------------------------------------------------------------------------------------------   ------------------
      o  UK Run-Off Services Agreement                                                                       England
----------------------------------------------------------------------------------------------------------   ------------------
      o  UK Underwriting Agreement                                                                           England
----------------------------------------------------------------------------------------------------------   ------------------
      o  UK Business Transfer Agreement                                                                      England
----------------------------------------------------------------------------------------------------------   ------------------
      o  St. Paul Re UK Trust Agreement                                                                      Maryland
----------------------------------------------------------------------------------------------------------   ------------------
      o  Inter-company Asset Transfer Agreement, dated as of the First Time of Delivery, between St.         England
         Paul Re UK and SPML (as defined herein) (the "UK Inter-Company Asset Transfer Agreement").
----------------------------------------------------------------------------------------------------------   ------------------
      o  Letter agreement, dated as of the First Time of Delivery, between St. Paul Re UK and SPML           England
         regarding services to be provided under the UK Master Services Agreement ("UK Letter
         Agreement").
----------------------------------------------------------------------------------------------------------   ------------------

----------------------------------------------------------------------------------------------------------   ------------------
FILED AGREEMENTS TO WHICH ST. PAUL RE, INC., A NEW YORK CORPORATION, IS A PARTY                              GOVERNING LAW
----------------------------------------------------------------------------------------------------------   ------------------
      o  Florida Lease Assignment Agreement                                                                  [not specified]
----------------------------------------------------------------------------------------------------------   ------------------
      o  Illinois Lease Assignment Agreement                                                                 [not specified]
----------------------------------------------------------------------------------------------------------   ------------------
      o  Sub Lease Agreement                                                                                 New York
----------------------------------------------------------------------------------------------------------   ------------------


                                      II-4

----------------------------------------------------------------------------------------------------------   ------------------
FILED AGREEMENTS TO WHICH ST. PAUL MANAGEMENT LIMITED, A LIMITED LIABILITY COMPANY INCORPORATED UNDER        GOVERNING LAW
THE LAWS OF ENGLAND ("SPML"), IS A PARTY
----------------------------------------------------------------------------------------------------------   ------------------
      o  UK Inter-company Asset Transfer Agreement                                                           England
----------------------------------------------------------------------------------------------------------   ------------------
      o  UK Letter Agreement                                                                                 England
----------------------------------------------------------------------------------------------------------   ------------------

----------------------------------------------------------------------------------------------------------   ------------------

                                  SCHEDULE III


1. In any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, the following information:

      o All information (including both text and tables) in the following sections: "Pro Forma Financial Information", "Management's Discussion and Analysis of Pro Forma Financial Condition and Underwriting Results", "St. Paul Investment and Principal Shareholders" and "The Predecessor Business";

      o All information (including both text and tables) in the "Prospectus Summary" section under the captions "--Background and the Transferred Business", "--St. Paul's Share Ownership", "--Selected Pro Forma Consolidated Financial Information and Operating Data";

      o The information set forth in each table in the "Business" section under the captions "Our Business--Our Lines of Business" and "Our Business--Marketing";

      o All text of the second paragraph in the "Business" section under the caption "Our Business--Marketing";

      o     All information (including both text and tables) on pages [ ];

      o     The following phrases and sentences:

                  o "At January 1, 2001, St. Paul Re had approximately 398 employees" and "from a total of 398 employees who were employed by St. Paul Re as of January 1, 2001";

                  o "The number of underwriting offices was reduced by St. Paul Re from ten at January 1, 2001 to five as of March 31, 2002";

                  o "With respect to January 2002 renewals, St. Paul Re experienced substantial rate increases, generally ranging from 20% to 50% depending on the line of business";

                  o "Commencing January 2002, St. Paul Re has maintained normal maximum program limits of $5 million on risk programs, $6 million on casualty clash programs and $20 million on property catastrophe programs"; and

                  o "St. Paul Re has conducted authorized reinsurance activities in the U.S. and London for many years, and has been well established as a lead underwriter in excess casualty, property catastrophe and certain other classes of reinsurance".

2. In the Registration Statement, or any amendment or supplement thereto, the following information:


                                      III-1

      o In Part II, all information (including both text and tables) set forth under the captions "Financial Statement Schedules of Predecessor--Schedule III--Supplementary Insurance Information", "Financial Statement Schedules of Predecessor--Schedule IV--Reinsurance", and "Financial Statement Schedules of Predecessor--Schedule V--Valuation and Qualifying Accounts".


                                     III-2

                                                                         ANNEX I

      Pursuant to Section 9(i) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company and Predecessor (as such term is defined in the Prospectus) for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

            (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the [unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows] included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company and St. Paul who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

            (iv) The unaudited selected financial information with respect to [the consolidated results of operations and financial position] of Predecessor for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the St. Paul's Annual Reports on Form 10-K for such fiscal years;

            (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

            (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of St. Paul, the Company and their respective subsidiaries, inspection of the minute books of St. Paul, the Company and their respective subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of St. Paul, the Company and their respective subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the [unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows] included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the [unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows] included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                  (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or the capital or surplus, or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and


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

                  (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
      (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of St. Paul, the Company and their respective subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of St. Paul, the Company and their respective subsidiaries and have found them to be in agreement.


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